Exhibit 10.2

Rio Arriba County, New Mexico

When Recorded, Return To:

MURPHY MAHON KEFFLER FARRIER, LLP

500 E. 4th Street, Suite 225

Fort Worth, Texas 76102

Attn: Monica Siebald

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, AND FINANCING STATEMENT

FROM

ARGENT TRUST COMPANY,

TRUSTEE OF THE

SAN JUAN BASIN ROYALTY TRUST

(MORTGAGOR)

TO

TEXASBANK, a Texas state bank

(MORTGAGEE)

Effective as of May 21, 2025

THIS INSTRUMENT IS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A MORTGAGE OF CHATTELS, A SECURITY AGREEMENT, A FIXTURE FILING AND A FINANCING STATEMENT.

“THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS.”

For purposes of filing this Mortgage as a financing statement, the mailing address of Mortgagor is:

Argent Trust Company

3838 Oaklawn Avenue, Suite 1720

Dallas, Texas 75129;

the mailing address of Mortgagee is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109.

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ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a Lien on rights in or relating to lands of Mortgagor which are described in Exhibit “A” hereto.

STATE OF NEW MEXICO	§
§
COUNTY OF RIO ARRIBA	§

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF

PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS that the undersigned ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST, a grantor trust created under the laws of the State of Texas and under that certain Amended and Restated Royalty Trust Indenture dated December 12, 2007, as amended by First Amendment to the Amended and Restated Trust Indenture dated February 15, 2024, (“Mortgagor”), whose address is 3838 Oaklawn Avenue, Suite 1720, Dallas, Texas 75129, do hereby agree as follows:

GRANT

To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Indebtedness (as defined below), Mortgagor has granted, bargained, sold, warranted, conveyed, transferred, assigned and set over, and does hereby GRANT, BARGAIN, SELL, WARRANT, CONVEY, TRANSFER, ASSIGN and SET OVER, to TEXASBANK, a Texas state bank (the “Mortgagee”), whose address is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109, and does further grant to Mortgagee, its successors and assigns, a security interest in the following described property:

(a) Mineral, Royalty and Overriding Royalty Interests. All of Mortgagor’s right, title and interest (including, without limitation, mineral interests, net profits interests, royalty interests, overriding royalty interests, production payments and other rights in and to minerals and/or royalty), now owned or hereafter acquired, in and to all of the oil, gas and other minerals in and under the lands and/or leases described or referred to on Exhibit “A”, and all oil, gas and mineral interests in which Mortgagor now has or hereafter acquires an interest due to the pooling or unitization of the lands described or referred to on Exhibit “A” or portions of such lands or leases and any other interests in and to oil, gas and minerals in and to lands located in Rio Arriba County, New Mexico, event thought the description of such lands are not described or incorrectly described on Exhibit “A” (all of the above described oil, gas and mineral leases, interests and estates, including without limitation any unitized leases, are hereinafter collectively called the “Mineral Interests”);

(b) Hydrocarbons. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in and to all extracted and as-extracted oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom, and all other minerals (hereinafter referred to collectively as “Hydrocarbons”) in and under, and that may be produced and saved from, or allocated to, the Mineral Interests the lands covered thereby and/or extracted or severed therefrom, including Hydrocarbons produced from the wells described on Exhibit “A” attached hereto;

(c) Accounts, Payment Intangibles, General Intangibles, Books, Records. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in any and all (i) accounts, payment intangibles and general intangibles arising in connection with the sale or other disposition of the property described in (a) and (b) above, (ii) contract rights, payment intangibles and general intangibles arising from or in connection with the Mineral Interests and/or the lands described or Exhibit “A”, and (iii) books, records, files, computer software, documents and other information pertaining to the Mineral Interests and/or the lands described or referred to on Exhibit “A”, together with all supporting obligations arising from or in connection with items (i), (ii) and (iii) above (the property described in this clause (c), the “Personal Property”); and

(d) Proceeds. All of the proceeds of the property described in (a) through (c) above whether presently existing or hereafter created or arising.

The Mortgagor’s interests in the Mineral Interests, Hydrocarbons and Personal Property and other properties described in (a) through (d) above, are all hereinafter sometimes collectively referred to as the “Mortgaged Properties.” Notwithstanding any provision in this Mortgage to the contrary, in no event is (a) any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation), which is located within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 and (b) any interest held by Mortgagor in and to the surface of the lands underlying said Building or Manufactured (Mobile) Home, insofar and only insofar as such lands lie directly below said Building or Manufactured (Mobile) Home (such Buildings, Manufactured (Mobile) Homes and lands are collectively referred to herein as, the “Excluded Structures”), and none of the properties described in the preceding clauses (a) and (b) of this paragraph are encumbered by this Mortgage, provided that (i) the Mortgagor’s interests in all lands and Hydrocarbons situated under any Excluded Structure is included in the definition of Mortgaged Properties and is encumbered by this Mortgage and (ii) Mortgagor agrees not to permit to exist any Lien on any Excluded Structure. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder; and the Biggert-Waters Flood Reform Act of 2012.

TO HAVE AND TO HOLD the Mortgaged Properties, together with all of the rights, hereditaments and appurtenances in anyway appertaining or belonging thereto, unto the Mortgagee, its successors and assigns, subject to the uses and purposes hereinafter set forth.

A. In the event of an assignment of all or part of the Secured Indebtedness, the Liens and other rights hereunder, to the extent applicable to the part of the Secured Indebtedness so assigned, may be transferred therewith.

B. Unless and until Mortgagee shall have, by an instrument recorded in the appropriate records of the county or counties where the Mortgaged Properties are situated, assigned all of its rights, titles and interests arising under this instrument, Mortgagee shall have the exclusive right to exercise any and all rights in favor of Mortgagee hereunder, including, without limitation, conducting any foreclosure sales hereunder and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder.

ARTICLE I

SECURED INDEBTEDNESS

Section 1.1. This Mortgage is given to secure the payment of the following covenants indebtedness, liabilities and obligations, to-wit:

(a) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of that certain Promissory Note of even date herewith executed by Mortgagee and payable to the order of Mortgagor in the stated principal amount of $2,000,000.00 (as may be amended, supplemented, restated or otherwise modified, the “Note”), including all legal expenses and other expenses incurred in preparation, execution and/or enforcement of and any of the Note;

(b) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of this Mortgage; and

(c) Any and all renewals and extensions of the indebtedness and obligations described in (a) and (b) above.

The words “Secured Indebtedness”, as used herein, shall mean all the indebtedness, obligations and liabilities described or referred to immediately above in sub-paragraphs (a) through (c), inclusive, of this Section 1.1.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1. Mortgagor represents, warrants and covenants to Mortgagee that, as of the date hereof:

(a) This Mortgage is the legal and binding obligation of Mortgagor, enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and (ii) general principles of equity;

(b) No event has occurred and is continuing which constitutes an Event of Default (hereinafter defined) or would, with the lapse of time or the giving of notice or both, constitute an Event of Default;

(c) No event known to Mortgagor has occurred which would adversely affect the anticipated future production of any producing wells located on the Mortgaged Properties which has not been previously disclosed by Mortgagor in writing and which would reasonably be expected to result in a Material Adverse Effect; and

(d) To Mortgagor’s knowledge, (x) all rentals, royalties and other amounts due and payable under the Mineral Interests have been duly paid (other than royalty payments and other amounts due which are suspended or delayed in the ordinary course of business) and (y) all obligations to be performed by Mortgagor under the Mineral Interests have been performed.

ARTICLE III

COVENANTS

Section 3.1. On behalf of Mortgagor and its successors and assigns, Mortgagor further covenants and hereby agrees as follows:

(a) That by agreement with the maker or makers of any instrument evidencing any indebtedness at any time secured hereby, Mortgagee, without notice to or consent of Mortgagor, may from time to time extend the time of payment of the whole or any part of such indebtedness, or may accept from said maker or makers one or more new instruments in the same or different form, in renewal of or by way of substitution for any instrument of indebtedness, without in any manner impairing or affecting the Liens of this Mortgage, or any of Mortgagee’s rights hereunder;

(b) To do all things reasonably necessary or proper to defend title to the Mortgaged Properties.

(c) To pay promptly Mortgagor’s share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Properties, or any portion thereof, to furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement, and not to take any action to incur any lien thereunder;

(d) At any time and from time to time, upon reasonable written request by Mortgagee and at Mortgagor’s expense, forthwith to execute and deliver to Mortgagee and to record, file or register, any and all additional instruments or further assurances as may be necessary or proper, in Mortgagee’s opinion, to effect the intent of these presents, in each case, as required by, or pursuant to, the Note;

(e) To protect, warrant and defend title to the Mortgaged Properties unto Mortgagee, it successors and permitted assigns, at Mortgagor’s expense against all persons whomsoever lawfully having or claiming an interest therein or a security interest or lien thereon;

(f) All covenants of Mortgagor contained in the Note are hereby ratified, adopted and confirmed by Mortgagor, as if set forth herein in their entirety and as they pertain to Mortgagor and the Mortgaged Properties; and

(g) All covenants and agreements herein contained shall constitute covenants running with the land.

Section 3.2. Any and all covenants contained in this instrument may from time to time, by instrument in writing signed by Mortgagee and delivered to Mortgagor, be waived to such extent and in such manner as Mortgagee may consider appropriate; but no such waiver shall at any time affect or impair Mortgagee’s Liens hereunder, except to the extent so specifically stated in such written instrument.

ARTICLE IV

DEFAULTS AND REMEDIES

Section 4.1. The term “Event of Default”, as used herein, shall mean the occurrence and continuation of any “Event of Default” specified in the Note.

Section 4.2. Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace period:

(a) If an Event of Default has occurred and is continuing, Mortgagee shall have the right and option to proceed, with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Properties at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Properties are situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Properties may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Properties are to be sold.

(b) Nothing contained in this Section 4.2 shall be construed so as to limit in any way Mortgagee’s rights to sell the Mortgaged Properties, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Mortgagee to have physically present, or to have constructive, possession of the Mortgaged Properties (Mortgagor hereby covenanting and agreeing to deliver to Mortgagee any portion of the Mortgaged Properties not actually or constructively possessed by Mortgagee immediately upon demand by Mortgagee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Mortgagee shall contain a special warranty of title (but in no event broader than the warranty of title received by Mortgagor as to such property), binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including nonpayment of the Secured Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Mortgagee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, and (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor.

(c) Mortgagor hereby irrevocably appoints Mortgagee to be the attorney-in-fact of Mortgagor and in the name and on behalf of Mortgagor, to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Mortgagee; provided that, notwithstanding anything to the contrary, the power of attorney conferred by this Section 4.2(c) may only be exercised while an Event of Default has occurred and is continuing.

(d) On or at any time after the filing of judicial proceedings to protect or enforce the rights of Mortgagee hereunder, Mortgagee, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, shall be entitled, upon ten (10) days prior written notice to Mortgagor, to the appointment of a receiver or receivers of all or any portion of the Mortgaged Properties, and of the income, rents, issues and profits thereof.

(e) Mortgagor may, upon providing at least ten (10) days prior written notice to Mortgagee, elect to obtain such title documentation deemed necessary by Mortgagee or its attorneys in lieu of Mortgagee obtaining such documentation.

Section 4.3. Upon the occurrence and during the continuance of an Event of Default, with respect to any portion of the Mortgaged Properties which constitute Personal Property subject to a security interest herein granted under the provisions of the Uniform Commercial Code, the Mortgagee may sell such property in the manner above provided for real property, either together with or separately from any real property so sold, or the Mortgagee may proceed in any other manner authorized by the Uniform Commercial Code or other applicable law. In no event shall it be necessary to have present or to exhibit at any such sale any of the Personal Property subject to the Lien hereof. All rights herein granted are cumulative, and the exercise of the power of sale with respect to any portion of the Mortgaged Properties at one time and place shall not preclude the exercise of such power with respect to other of the Mortgaged Properties in any manner and at any time or place authorized hereby.

Section 4.4. Mortgagee is authorized to receive the proceeds of said sale or sales made pursuant to Section 4.2 and apply the same as follows: First, to the payment of all necessary costs and expenses incident to such sale or sales; second, to the payment of the Secured Indebtedness in the manner set forth in the Note; third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Mortgagor or its assigns or as otherwise required by law.

Section 4.5. It is agreed that in any deed or deeds, certificate or certificates, bill of sale or bills of sale, or assignment or assignments given by or on behalf of the Mortgagee or in connection with any sale or sales made pursuant to Section 4.2 or as otherwise provided herein, any and all statements of fact or other recitals therein made as to the identity of the holder of the Secured Indebtedness or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Indebtedness or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, as to any act or thing having been duly done by the holder of the Secured Indebtedness, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that the Mortgagee may lawfully do in the premises by virtue hereof.

Section 4.6. In case the Lien hereof shall be foreclosed by power of sale or by judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of the property purchased, and Mortgagor agrees, for Mortgagor and for all persons claiming under Mortgagor, that if Mortgagor or any such person shall hold possession of said property, or any part thereof, subsequent to foreclosure, Mortgagor or the parties so holding possession shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand for possession thereof shall be subject to eviction and removal to the fullest extent allowed under applicable law.

Section 4.7. To the extent and under such circumstances as are permitted by applicable law, the Mortgagee may be the purchaser of the Mortgaged Properties, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Mortgagee, or upon any other foreclosure of the Lien hereof or otherwise.

Section 4.8. The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive the Mortgagee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Mortgage and of said notes, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

Section 4.9. If Mortgagor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by Mortgagor, or fail, refuse or be unable to keep or perform any additional covenant or covenants whatsoever contained in this instrument, (in each of the preceding, subject to any applicable grace periods) Mortgagee may, but shall not be obligated to, pay said sums of money, or perform or attempt to perform any such covenant, and such payment so made or expense reasonably incurred in the performance or attempted performance of any such covenant shall be, and is hereby declared by Mortgagor to be, a part of the Secured Indebtedness, and Mortgagor promises upon demand, to pay to Mortgagee, at the office of Mortgagee in Tarrant County, Texas, all sums so advanced or paid by Mortgagee, with interest at the default rate set forth in the Note from the date paid or incurred by Mortgagee. No such payment by Mortgagee shall in any way be considered or constitute a waiver of any such default or of Mortgagee’s right to declare the Secured Indebtedness at once due and payable. In addition to the Lien hereof, Mortgagee shall be subrogated to all rights and Liens securing the payment of any debt, claim, tax or assessment for the payment of which it shall have made such advance.

ARTICLE V

ASSIGNMENT OF PRODUCTION

Section 5.1. In order further to secure the payment of the Secured Indebtedness, Mortgagor does hereby TRANSFER, ASSIGN and CONVEY unto and in favor of Mortgagee all of the interest of the Mortgagor in the Hydrocarbons, in and under, or which may be produced from, the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Leases or otherwise, together with all proceeds derived on and after the date of the execution of this Mortgage from the sale of such Hydrocarbons. Notwithstanding the foregoing, the Mortgagee hereby grants to the Mortgagor a license to sell, receive and receipt for proceeds from the sale of Hydrocarbons, subject to Section 5.2.

Section 5.2. The foregoing assignment is made upon, and subject to, the following terms and conditions:

(a) Mortgagee shall have the right, exercisable at any time after the occurrence and during the continuance of an Event of Default, at its sole option, to give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing or receiving any Hydrocarbons produced or to be produced from or allocated to the Mortgaged Properties, or having in their possession any such Hydrocarbons belonging to Mortgagor or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, to hold and dispose of such Hydrocarbons for the account of Mortgagee and to make payment of such proceeds directly to Mortgagee at its principal office, and Mortgagee shall receive, collect and retain, as part of the Mortgaged Properties, all such Hydrocarbons, for the benefit and further security of the Secured Indebtedness during the continuation of an Event of Default.

(b) All parties producing, purchasing, taking, possessing, processing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, are authorized and directed by Mortgagor, upon receipt of notice by Mortgagee given pursuant to the above Section 5.2(a) to treat and regard Mortgagee as the assignee and transferee of Mortgagor and entitled in its place and stead to receive such Hydrocarbons and proceeds; and such parties and each of them shall be fully protected in so treating and regarding Mortgagee and shall be under no obligation to see to the application by Mortgagee of any such proceeds received by it. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if Mortgagor shall receive any such proceeds which under this Section 5.2(b) are receivable by Mortgagee, Mortgagor will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to Mortgagee.

(c) Without limiting the foregoing provisions of this Article V, Mortgagor stipulates that this Article V is intended to grant to Mortgagee a security interest in Mortgagor’s interest in the Hydrocarbons to be extracted from or attributable to the Mortgaged Properties, and in and to the proceeds resulting from the sale thereof at the wellhead.

Section 5.3. To the extent Mortgagor has control over any Hydrocarbons, Mortgagor covenants and agrees and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to use commercially reasonable efforts cause all pipeline companies or other purchasers of the Hydrocarbons produced from the Mortgaged Properties to pay promptly to Mortgagee at its principal office, Mortgagor’s interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge and deliver to said pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates and other documents as may be necessary or proper to effect the intent of these presents; and Mortgagee shall not be required at any time, as a condition to its right to obtain the proceeds of such Hydrocarbons, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, Mortgagor covenants and agrees, and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to provide to Mortgagee the name and address of every pipeline company or other purchaser of the oil, gas and other minerals produced from the Mortgaged Properties when determined and known to Mortgagor, together with a copy of the applicable sales contracts (subject to any applicable confidentiality obligations). All expenses incurred by Mortgagee in the collection of said proceeds shall be repaid promptly by Mortgagor; and prior to such repayment, such expenses shall be a part of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.3, the rights granted to Mortgagee and the covenants and agreements of Mortgagor set forth herein shall only be effective and exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.4. Without limitation upon any of the foregoing, Mortgagor hereby designates and appoints Mortgagee as Mortgagor’s true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe), with full power and authority, for and on behalf of and in the name of Mortgagor, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of Mortgagee, be necessary or proper to effect the intent and purpose of this Article V; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred on Mortgagee may be exercised by Mortgagee through any person who, at the time of exercise, is the president or a vice president of Mortgagee, or who holds a similar position with Mortgagee’s authorized representative. The power of attorney conferred by this Section 5.4 is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any portion thereof, shall remain unpaid but notwithstanding anything to the contrary in this Section 5.4, may only be exercised while an Event of Default has occurred and is continuing. All persons dealing with Mortgagee, or any substitute, shall be fully protected in treating the powers and authorities conferred herein as continuing in full force and effect until advised by Mortgagee that the Secured Indebtedness is fully and finally paid which Mortgagee agrees to do immediately upon full and final payment of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.4, the rights granted to Mortgagee herein shall only be exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.5. Mortgagee shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.

Section 5.6. The proceeds accruing to the Mortgaged Properties, received by Mortgagee shall be applied by it when so received toward payment of the Secured Indebtedness, in accordance with the Note.

Section 5.7. Notwithstanding such provision for application of proceeds, it is agreed that Mortgagee shall have the right at its election during the continuance of an Event of Default to apply any portion or all of said proceeds to the payment of any of the taxes levied and assessed against the Mortgaged Properties, insurance premiums, Liens, bills for labor and material furnished for use upon the Mortgaged Properties, costs, and expenses, including reasonable and documented out-of-pocket attorney fees incurred by Mortgagee in the defense of any action affecting the title to the Mortgaged Properties, or the production therefrom, or any judgment rendered against Mortgagee upon any claim arising out of the receipt, or application in accordance herewith, of any such proceeds in the event Mortgagor should fail to make such payments, or any of them, promptly after demand made by Mortgagee upon Mortgagor so to do. Mortgagee shall have the right, at its election, to release or deliver to Mortgagor all or any portion of such proceeds, received by it, to the end that Mortgagor may receive funds with which to pay for the operating, equipping and developing of the Mortgaged Properties, or any well or wells thereon. No funds so released or paid to Mortgagor shall, in any event, be considered to have been applied upon the Secured Indebtedness.

ARTICLE VI

SECURITY AGREEMENT AND FINANCING STATEMENT

Section 6.1. With respect to all Mineral Interests, Hydrocarbons and Personal Property constituting a part of the Mortgaged Properties, this Mortgage shall also be a security agreement and financing statement, and for a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Mortgagor hereby grants to Mortgagee a security interest in all such Mineral Interests, Hydrocarbons, and Personal Property.

THE ABOVE GOODS WHICH ARE TO BECOME FIXTURES WILL BE LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO. THE ABOVE MINERAL INTERESTS OR THE LIKE (INCLUDING OIL AND GAS) OR PERSONAL PROPERTY WILL BE FINANCED AT THE WELLHEAD(S) OR MINEHEAD(S) OF THE WELL(S) OR MINE(S) LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO.

Mortgagor hereby authorizes Mortgagee to file a financing statement describing the Mineral Interests, Hydrocarbons, and Personal Property and other collateral described herein.

Section 6.2. This instrument may be presented to a filing officer under the Uniform Commercial Code to be filed as a nonstandard financing statement covering all Personal Property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code, including Mineral Interests and Hydrocarbons to the extent the foregoing constitute Personal Property. WHETHER OR NOT THIS INSTRUMENT IS SEPARATELY PRESENTED AS A FINANCING STATEMENT, THIS INSTRUMENT SHALL CONSTITUTE A FINANCING STATEMENT WHEN FILED OF RECORD IN THE REAL ESTATE RECORDS.

Section 6.3. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods that are or are to become fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including, without limitation, all Hydrocarbons and all other substances of value which may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the Mineral Interests and is to be filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property is situated. The Mortgagor hereby authorizes the Mortgagee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property as necessary to perfect the security interests of Mortgagee under this Mortgage without the signature of the Mortgagor at any time after the execution of this Mortgage, and hereby ratifies any thereof filed prior to the execution of this Mortgage. The Mortgagor shall pay all costs of filing such instruments in accordance with the Note. The following information is provided:

Name of Mortgagor:	ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

State of Formation/Location:	Texas

Name of Mortgagee:	TEXASBANK, a Texas state bank

Mailing address of Mortgagee:	4521 S. Hulen Street, Suite 200 Fort Worth, Texas 76109

Description of real estate to which collateral is attached or upon which it is located:	See Exhibit A attached hereto.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Upon the full and final payment of the Secured Indebtedness and the termination of all of Mortgagee’s commitments to Mortgagor under the Note, the lien and security interest of this Mortgage shall be extinguished and be of no further force and effect; and the Mortgaged Properties shall become wholly free and clear hereof and all of the property as assigned hereby shall be automatically reassigned to Mortgagor without any further act being required; and Mortgagee shall promptly deliver to Mortgagor such instruments evidencing the Secured Indebtedness, marked “PAID”, and execute and deliver to Mortgagor and others a release of this instrument and such other instruments of satisfaction as may be appropriate.

Section 7.2. The rights, titles, interests, Liens and powers hereunder are cumulative of each other and of all other rights, titles, interests, Liens and powers which may now or hereafter exist to secure the payment of the Secured Indebtedness to Mortgagee, or any part thereof. The security herein and hereby provided shall not affect or be affected by any other or further security heretofore or hereafter taken for the indebtedness of Mortgagor to Mortgagee, or any part thereof. Mortgagor, for Mortgagor and Mortgagor’s successors, and for any and all persons ever claiming any interest in the Mortgaged Properties, hereby waives all rights of marshaling in event of foreclosure of the Lien hereby created. No failure to exercise and no delay in exercising on the part of Mortgagee any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Mortgagee shall, at all times, have the right to release any part of the property now or hereafter subject to the Lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of said property, proceeds or income, and without affecting the Lien hereof as to the part or parts of the Mortgaged Property not so released, or the right to receive future proceeds and income.

Section 7.3. No provision herein or in any promissory note, instrument, or any other Loan Document executed by Mortgagor evidencing the Secured Indebtedness shall require the payment or permit the collection of interest in excess of the highest non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and Mortgagor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Mortgagor evidencing the Secured Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

Section 7.4. For all purposes of this instrument, the post office or mailing addresses of Mortgagor and Mortgagee shall be as set forth in the preamble hereof.

Section 7.5. These presents shall be binding upon Mortgagor and Mortgagor’s successors, and shall inure to the benefit of Mortgagee, and Mortgagee’s successors and assigns, and shall be covenants running with the land. Neither this Mortgage nor any provision hereof may be waived, amended or modified unless in writing signed by Mortgagee and Mortgagor.

Section 7.6. In the event that any one or more of the provisions contained in this instrument shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 7.7. This instrument shall be governed by and construed in accordance with the laws of the State of New Mexico.

Section 7.8. The effective date of the assignment contained in Article V is the date of execution of this Mortgage at 7:00 o’clock a.m.

Section 7.9. The obligation secured by this Mortgage (exclusive of interest and the cost, expenses and all other obligations of Mortgagor to Mortgagee which are not required to be stated as part of the total principal amount of indebtedness secured) shall not exceed at any one time the total principal indebtedness of $4,000,000, which shall also be deemed the face amount of the Mortgage.

Section 7.10. By executing this Mortgage, Argent Trust Company is not acting in its individual capacity, but solely as Trustee of the San Juan Basin Royalty Trust.

Section 7.11. NOTICE: THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE VIII

STATE SPECIFIC PROVISIONS

Section 8.1. The following special provisions apply to that portion of the mortgaged properties located in the State of New Mexico:

A.
THE ORIGINAL PRINCIPAL INDEBTEDNESS UNDER THE NOTE, TOGETHER WITH ALL FUTURE OR ADDITIONAL ADVANCES OR ANY AND ALL ADDITIONAL LOANS WHICH MORTGAGEE AND LENDERS MAY ELECT TO MAKE TO MORTGAGOR SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF $4,000,000.00 WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.
B.
If this Mortgage is foreclosed, the redemption period after judicial sale shall be one month in lieu of nine months, as provided in NMSA 1978, §39-5-19 (1965), or any successor statute.
C.
This loan is a line of credit mortgage, pursuant to NMSA 1978, §48-7-4B (1991).

[REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURE PAGE TO FOLLOW]

EXECUTED as of the 21st day of May, 2025.

MORTGAGOR:

ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

By:	/s/ Nancy Willis
Name:	Nancy Willis
Title:	Director of Royalty Trust Services

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this 20 day of May, 2025 by Nancy Willis, Director of Royalty Trust Services of Argent Trust Company, Trustee of the San Juan Basin Royalty Trust, in such capacity as Trustee.

By:	/s/ Rachel Anne Sexton
Name:	Rachel Anne Sexton

[PERSONALIZED SEAL]

Mortgagor’s Signature Page to Deed of Trust (Rio Arriba County, New Mexico)

Introduction to Exhibit “A” to

Mortgage, Security Agreement,

Assignment of Production and Financing Statement

This instrument covers all of Mortgagor’s interest now owned or hereafter acquired in the oil and gas (or oil, gas, and mineral) leases, land, unit declarations, and pooling orders described in Exhibit “A” (or described in the instruments referred to in Exhibit “A”), together with all amendments or ratifications affecting any of those leases, unit declarations, or pooling orders.

Reference herein to book and page, liber and page, file numbers, film code numbers, or other recording information refer to the recording location of each respective lease in the county where the land covered by the lease is located. Any reference herein to oil or gas wells or land covered is for warranty of interest, administrative convenience, and identification and is not intended to limit or restrict the rights, titles, interests, or properties covered by this instrument.

This instrument may be executed in counterparts. To facilitate recordation, the exhibits which describe properties in counties other than the county in which the counterpart is to be recorded may have been omitted. A complete copy of this instrument may be found at Mortgagee’s offices.

In some instances, the “Land Covered” column includes abbreviations indicating the township and range of the county in which the interests are located. For example: “T-27-N, R-10-W” is Township 27 North, Range 10 West. The following abbreviations, and various combinations of the abbreviations, may appear before or after the section number to designate a portion of a section:

N/2 = North Half	NE or NE/4 = Northeast Quarter
S/2 = South Half	SE or SE/4 = Southeast Quarter
E/2 = East Half	NW or NW/4 = Northwest Quarter
W/2 = West Half	SW or SW/4 = Southwest Quarter

If two or more of the above abbreviations appear in sequence, the first abbreviation is that specified portion of the next abbreviation. For example: “SW/4 SW/4 SE/4” is the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of the particular section described.

The abbreviations “WI,” “NRI,” “ORRI,” “BPO,” and “APO” are defined as follows:

(a)
“WI” is short for “working interest” and represents the expense interest attributable to each well.
(b)
“NRI” is short for “net revenue interest” and represents the share of production of oil, gas and other minerals attributable to the working interest or expense interest.
(c)
“ORRI” is short for “overriding royalty interest” and represents the overriding royalty attributable to oil and gas production from each well.
(d)
“BPO” and “APO” refer to “before payout” and “after payout” respectively, as payout may be defined in agreements affecting the applicable interest or interests.

Exhibit “A”

Rio Arriba County

Township 31 North, Range 11 West, N.M.P.M.

Beginning at the Southeast corner of the W 1/2 of the SW 1/4 of Section 24 in Township 31 North of Range 11 West, N.M.P.M.; thence North 2406 feet, thence West 575 feet, thence South 2406 feet, thence East to the place of beginning. Deed dated March 16, 1948, recorded in Book 128, Page 23, of the Records of said County.

Township 30 North, Range 7 West, N.M.P.M.
Section 28:	E 1/2

Township 30 North, Range 7 West, N.M.P.M.
Section 28:	NW 1/4, N 1/2 SW 1/4, SE 1/4 SW 1/4

Township 30 North, Range 7 West, N.M.P.M.
Section 33:	All

Township 26 North, Range 3 West, N.M.P.M.
Section 29:	All
Section 30:	All
Section 31:	All
Section 32:	All

Township 26 North, Range 4 West, N.M.P.M.
Section 12:	All
Section 1:	Lots 1, 2, 3, 4, S 1/2 N 1/2, S 1/2
Section 2:	Lots 1. 2 3. 4 S 1/2 N 1/2, S 1/2
Section 11:	E 1/2
Section 11:	W 1/2

Township 26 North, Range 4 West, N.M.P.M.
Section 17:	All
Section 18:	Lots l, 2, 3, 4, E 1/2 and E 1/2 W 1/2 (All)
Section 19:	Lots 1, 2, 3, 4, E l/2 and E l/2 W 1/2 (All)
Section 20:	All

Township 26 North, Range 4 West, N.M.P.M.
Section 13:	All
Section 14:	All
Section 23:	All
Section 24:	All

Township 26 North, Range 4 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Exhibit “A” – Page 1

Township 25 North, Range 5 West, N.M.P.M.
Section 1:	All (Fractional)
Section 2:	All (Fractional)
Section 11:	All
Section 12:	All

Township 26 North, Range 5 West, N.M.P.M.
Section 1:	All
Section 2:	All
Section 11:	All
Section 12:	All

Township 26 North, Range 5 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 25 North, Range 3 West N.M.P.M.
Section 7:	E 1/2

Township 29 North, Range 7 West, N.M.P.M.
Section 16:	All

Township 30 North, Range 7 West, N.M.P.M.
Section 32:	SE 1/4

Township 29 North, Range 6 West, N.M.P.M.
Section 7:	SW/4 NW/4 and SW/4 SW/4
Section 18:	N/2 NW/4

Township 29 North, Range 7 West, N.M.P.M.
Section 12:	SE/4 NE/4, E/2, SE/4,
Section 13:	NE/4 NE/4,

Township 30 North, Range 7 West, N.M.P.M.
Section 32:	N 1/2 NE 1/4

Township 30 North Range 7 West, N.M.P.M.
Section 27:	W 1/2

Township 29 North, Range 7 West, N.M.P.M.
Section 15:	W 1/2, N 1/2 NE 1/4, NW 1/4 SE 1/4, S 1/2 SE 1/4.

Township 25 North, Range 4 West, N.M.P.M.
Section 13:	S 1/2, NW 1/4
Section 23:	E 1/2
Section 24:	N 1/2, SW 1/4,

Exhibit “A” – Page 2

Township 25 North, Range 4 West, N.M.P.M.
Section 25:	S 1/2, NW 1/4
Section 26:	SE 1/4, NW 1/4
Section 35:	N 1/2, SE 1/4
Section 36:	SE 1/4, NW 1/4,

Township 26 North, Range 5 West, N.M.P.M.
Section 4:	W 1/2
Section 9:	W 1/2, SE 1/4
Section 10:	W 1/2

Township 29 North,_Range 5 West, N.M.P.M.

Section 4:	Lots 1, 2, S 1/2 NE 1/4, SE 1/4

Township 29 North, Range 5 West, N.M.P.M.
Section 10:	W 1/2, SE 1/4
Section 15:	W 1/2 NE 1/4, SE 1/4 NE 1/4

Township 27 North, Range 4 West, N.M.P.M.
Section 12:	All

Township 29 North, Range 5 West, N.M.P.M.
Section l:	Lots 1, 2, 3, 4, 5, 6 and 7,
SW 1/4 NE 1/4, S 1/2 NW l/4, SW l/4,
W 1/2 SE 1/4.

Township 26 North, Range 2 West, N.M.P.M.

Section 16: All, (Save and except all rights above a depth of 6,114 feet below the surface of the earth as to the W/2 of said Section 16), and together with an overriding royalty of 1/16 of 8/8 of all oil, gas and other hydrocarbons as reserved in assignment dated January 12, 1972, from Aztec Oil & Gas Company, as Assignor, to Albert J. Blair, as Assignee, covering the W/2 of said Section 16, said assignment being recorded Book , Page Records of Rio Arriba County, New Mexico.

Township 30 North, Range 5 West, N.M.P.M.
Section 2:	All

Township 30 North, Range 5 West, N.M.P.M.
Section 4:	Lots 5, 6, 7, 8 ,S1/2 N1/2, SWl/4,
N1/2 SE1/4

Township 32 North, Range 5 West, N.M.P.M.
Section 29:	All

Exhibit “A” – Page 3

Township 24 North, Range 4 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 27 North, Range 3 West, N.M.P.M.
Section 7:	All
Section 8:	All
Section 17:	All

Township 27 North, Range 3 West, N.M.P.M.
Section 18:	All
Section 19:	All

Township 28 North, Range 3 West, N.M.P.M.
Section 19:	All
Section 30:	All
Section 31:	All

Township 29 North, Range 7 West, N.M.P.M.
Section 7:	Lots 5, 6, 7, 8 , E 1/2 W 1/2, E 1/2

As to the depths and formations underlying the surface from the base of the Mesaverde Formation to the base of Dakota Formation;

Township 29 North, Range 7 West, N.M.P.M.
Section 6:	Lots 8, 9, 10, 11, 12, 13, 14, SE 1/4 NW 1/4,
E 1/2, SW 1/4, S 1/2 NE 1/4, SE 1/4

as to the depths and formations underlying the surface from the base of the Mesaverde Formation to the base of the Dakota Formation.

save and except SW/4 SE/4, S/2 SH/4 and NE/4 SW/4 of Section 7, Township 30 North, Range 5 West, and all of Tract #38 in Sections 10. 11 and 15, Township 30 North, Range 6 West, N.M.P.M.

Township 31 North, Range 6 West, N.M.P.M.
Section 6:	S/2
Section 7:	All
Section 18:	S/2
Section 19:	All
Section 20:	All

Township 31 North, Range 7 West, N.M.P.M.
Section 22:	All; Section 27: All;
Section 34:	All; Section 35: All

Exhibit “A” – Page 4

Oil and Gas Lease between the United States and P. A. MacPherson, Jr., dated July 1, 1948, Serial No. 079010, covering all of Section 23. and W/2 Section 24, and N/2 NW/4 and SW/4 NW/4 Section 25, and all of Section 26, containing 1720 acres nore or less, San Juan and Rio Arriba Counties, New Mexico.

Oil and Gas Lease between the United States and C. H. Nye, Serial No. 078282, dated March 1, 1948, covering all Section 19, and N/2 and SW/4 Section 29, and SE/4 SE/4 Section 30, and NE/4 NE/4 and N/2 NW/4 Section 31, all Township 29 North, Range 5 West, N.M.P.M. Rio Arriba County, New Mexico.

Township 29 North, Range 5 West, N.M.P.M.
Section 8:	SW/4
Section 20:	S/2
Section 21:	W/2, W/2 NE/4, NW/4 SE/4;
Section 28:	N/2 NW/4, SW/4 NW/4, S/2 SW/4;
Section 29:	SE/4

Township 29 North, Range 7 West, N.M.P.M.
Section 3:	SW/4
Section 4:	S/2
Section 12:	NW/4, E/2 SW/4,

Township 29 North, Range 6 West, N.M.P.M.
Tract No. 41 containing 145.23 acres;
Section 4:	Lots 6, 7, 11 , 12, S/2 SW/4
and SW/4 SE/4;
Section 9:	NW/4 NE/4;

Excepting:
SW/4 NW /4 and NW /4 SW/4 of Section 4, T29N, R6W, N.M.P.M.

Township 26 North, Range 4 West
Section 11:	E 1/2

Township 26 North, Range 4 West
Section 11:	E 1/2

Township 25 North, Range 3 West, N.M.P.M.
Section 7:	E/2

Township 26 North, Range 2 West, N.M.P.M.
Section 16:	W/2, containing 320 acres, more or less.

Township 30 North, Range 4 West, N.M.P.M.
Section 23:	Lot 3, NW/4 NE/4, S2 NE/4
NW/4 S/2

Exhibit “A” – Page 5

Township 30 North, Range 5 West, N.M.P.M.
Section 12:	NW/4, NW/4 NE/4

Township 32 North, Range 5 West
Section 33:	All

Township 32 North, Range 5 West
Section 34:	S/2
Section 35:	SW/4,

Township 29 North, Range 4 West
Section 12:	E/2

Township 29 North, Range 4 West
Section 1:	Lots 3,4,10,11,14, SW 1/4 NW 1/4, NW 1/4 SW 1/4
Section 13:	W/2

Township 30 North, Range 5 West, N.M.P.M.
Section 12:	NW/4 and NW/4 NE/4 containing 200 acres more or less.

Township 31 North, Range 11 West, N.M.P.M.

Beginning at the Southeast corner of the W 1/2 of the SW 1/4 of Section 24 in Township 31 North of Range 11 West, N.M.P.M.; thence North 2406 feet, thence West 575 feet, thence South 2406 feet, thence East to the place of beginning. Deed dated March 16, 1948, recorded in Book 128, Page 23, of the Records of said County.

Township 30 North, Range 7 West, N.M.P.M.
Section 28:	E1/2

Township 30 North, Range 7 West, N.M.P.M.
Section 28:	NW 1/4, N 1/2 SW 1/4, SE 1/4 SW 1/4

Township 30 North, Range 7 West, N.M.P.M.
Section 33:	All

Township 26 North, Range 3 West, N.M.P.M.
Section 29:	All
Section 30:	All
Section 31:	All
Section 32:	All

Exhibit “A” – Page 6

Township 26 North, Range 4 West, N.M.P.M.
Section 12:	All
Section 1:	Lots 1, 2, 3, 4, S 1/2 N 1/2, S 1/2
Section 2:	Lots 1, 2, 3, 4, S 1/2 N 1/2, S 1/2
Section 11:	E 1/2
Section 11:	W 1/2

Township 26 North, Range 4 West, N.M.P.M.
Section 17:	All
Section 18:	Lots 1, 2, 3, 4, E 1/2 and E 1/2 W 1/2 (All)
Section 19:	Lots 1, 2, 3, 4, E 1/2 and E 1/2 W 1/2 (All)
Section 20:	All

Township 26 North, Range 4 West, N.M.P.M.
Section 13:	All
Section 14:	All
Section 23:	All
Section 24:	All

Township 26 North, Range 4 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 25 North, Range 5 West, N.M.P.M.
Section 1:	All (Fractional)
Section 2:	All (Fractional)
Section 11:	All
Section 12:	All

Township 26 North, Range 5 West, N.M.P.M.
Section 1:	All
Section 2:	All
Section 11:	All
Section 12:	All

Township 26 North, Range 5 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 25 North, Range 3 West, N.M.P.M.
Section 7:	E 1/2

Township 29 North, Range 7 West, N.M.P.M.
Section 16:	All

Exhibit “A” – Page 7

Township 30 North, Range 7 West, N.M.P.M.
Section 32:	SE 1/4

Township 29 North, Range 6 West, N.M.P.M.
Section 7:	SW/4 NW/4 and SW/4 SW/4
Section 18:	N/2 NW/4

Township 29 North, Range 7 West, N.M.P.M.
Section 12:	SE/4 NE/4, E/2 SE/4,
Section 13:	NE/4 NE/4,

Township 30 North, Range 7 West, N.M.P.M.
Section 32:	N 1/2 NE 1/4

Township 30 North, Range 7 West, N.M.P.M.
Section 27:	W 1/2

Township 29 North, Range 7 West, N.M.P.M.
Section 15:	W 1/2, N 1/2 NE 1/4, NW 1/4 SE 1/4, S 1/2 SE 1/4.

Township 25 North, Range 4 West, N.M.P.M.
Section 13:	S 1/2, NW 1/4
Section 23:	E 1/2
Section 24:	N 1/2, SW 1/4,

Township 25 North, Range 4 West, N.M.P.M.
Section 25:	S 1/2, NW 1/4
Section 26:	SE 1/4, NW 1/4
Section 35:	N 1/2, SE 1/4
Section 36:	SE 1/4, NW 1/4,

Township 26 North, Range 5 West, N.M.P.M.
Section 4:	W 1/2
Section 9:	W 1/2, SE 1/4
Section 10:	W 1/2

Township 29 North, Range 5 West, N.M.P.M.
Section 4:	Lots 1, 2, S 1/2 NE 1/4, SE 1/4

Township 29 North, Range 5 West, N.M.P.M.
Section 10:	W 1/2, SE 1/4
Section 15:	W 1/2 NE 1/4, SE 1/4 NE 1/4

Township 27 North, Range 4 West, N.M.P.M.
Section 12:	All

Exhibit “A” – Page 8

Township 29 North, Range 5 West, N.M.P.M.
Section 1:	Lots 1, 2, 3, 4, 5, 6 and 7,
SW 1/4 NE 1/4, S 1/2 NW 1/4, SW 1/4, W 1/2 SE 1/4.

Township 26 North, Range 2 West, N.M.P.M.

Section 16: A11, (Save and except all rights above a depth of 6,114 feet below the surface of the earth as to the w/2 of said Section 16), and together with an overriding royalty of 1/16 of 8/8 of all oil, gas and other hydrocarbons as reserved in assignment dated January 12, 1972, from Aztec Oil & Gas Company, as Assignor, to Albert J. Blair, as Assignee, covering the W/2 of said Section 16, said assignment being recorded Book, Page Records of Rio Arriba County, New Mexico.

Township 30 North, Range 5 West, N.M.P.M.
Section 2:	All

Township 30 North, Range 5 West, N.M.P.M.
Section 4:	Lots 5, 6, 7, 8, S1/2, N1/2 SW1/4, N1/2 SE1/4

Township 32 North, Range 5 West, N.M.P.M.
Section 29:	All

Township 24 North, Range 4 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 27 North, Range 3 West, N.M.P.M.
Section 7:	All
Section 8:	All
Section 17:	All

Township 27 North, Range 3 West, N.M.P.M.
Section 18:	All
Section 19:	All

Township 28 North, Range 3 West, N.M.P.M.
Section 19:	All
Section 30:	All
Section 31:	All

Township 29 North, Range 7 West, N.M.P.M.
Section 7:	Lots 5, 6, 7, 8, E 1/2, W 1/2 E 1/2

Exhibit “A” – Page 9

Township 29 North, Range 7 West, N.M.P.M.
Section 6:	Lots 8, 9, 10, 11, 12, 13, 14, SE 1/4 NW 1/4, E 1/2 SW 1/4, S 1/2 NE 1/4, SE 1/4

as to the depths and formations underlying the surface from the base of the Mesaverde Formation to the base of the Dakota Formation.

saved and sold from 1.382.35 acres, more or less, situated in Townships 29 and 30 North, Ranges 5 and 6 West, and being more particularly described in oil and gas lease dated February 7, 1947, from J. Christobal Gomez and wife, Agapita G. Gomez as Lessors, to Chas. W. McCarty as Lesseе, recorded in Book 3, Page 438-439 of the Deed Records of said County, and State, save and except SW/4 SE/4, S/2 SW/4 and NE/4 SW/4 of Section 7, Township 30 North, Range 5 West, and all of Tract  in Sections 10, 11 and 15, Township 30 North, Range 6 West, N.M.P.M., containing 320 acres, more or less.

Township 31 North, Range 6 West, N.M.P.M.
Section 6:	S/2
Section 7:	All
Section 18:	S/2
Section 19:	All
Section 20:	All

Township 31 North, Range 6 West, N.M.P.M.
Section 22:	All ; Section 27: All ;
Section 34:	All ; Section 35: All

Oil and Gas Lease between the United States and P. A. MacPherson, Jr., dated July 1, 1948, Serial No. 079010, covering all of Section 23 and W/2 Section 24, and N/2 NW/4 and SW/4 NW/4 Section 25, and all of Section 26, containing 1720 acres more or less, San Juan and Rto Arriba Counties, New Mexico.

Oil and Gas Lease between the United States and C. H. Nye, Serial No. 078282, dated March 1, 1948, covering all Section 19, and N/2 and SW/4 Section 29, and SE/4 SE/4 Section 30, and NE/4 NE/4 end N/2 NW/4 Section 31, all Township 29 North, Range 5. West, N.M.P.M. Rio Arriba County, New Mexico.

Township 29 North, Range 5 West, N.M.P.M.
Section 8:	SW/4
Section 20:	S/2
Section 21:	W/2, W/2 NE/4, NW/4 SE/4;
Section 28:	N/2 NW/4, SW/4 NW/4, S/2 SW/4;
Section 29:	SE/4

Exhibit “A” – Page 10

Township 29 North, Range 7 West, N.M.P.M.
Section 3:	SW/4
Section 4:	S/2
Section 12:	NW/4, E/2 SW/4,

Township 29 North, Range 6 West, N.M.P.M.
Tract No. 41 containing 145.23 acres;
Section 4:	Lots 6, 7, 11, 12, S/2, SW/4 and SW/4 SE/4;
Section 9:	NW/4 NE/4;

Excepting:
SW/4 NW/4 and NW/4 SW/4 of Section 4, T29N, R6W, N.M.P.M.

Township 26 North, Range 4 West
Section 11:	E 1/2

Township 26 North, Range 4 West
Section 26:	E 1/2

Township 25 North, Range 3 West, N.M.P.M.
Section 7:	E/2

Township 26 North, Range 2 West, N.M.P.M.
Section 16:	W/2, containing 320 acres, more or less.

Township 30 North, Range 4 West, N.M.P.M.
Section 23:	Lot 1, NW/4 NE/4, S2 NE/4 NW/4, S/2

Township 29 North, Range 5 West, N.M.P.M.
Section 24:	Lots 1, 2, 3, 4,
W/2 and W/2 containing 548.52 acres, more or less.

Township 30 North, Range 5 West
Section 2:	Lots 1, 2, S 1/2 NE 1/4, SE 1/4

Township 30 North, Range 5 West
Section 3:	Lots 5, 6, 7, 8, S 1/2 N 1/2, NE 1/4 SW 1/4, NW1/4 SE1/4

Township 30 North, Range 5 West, N.M.P.M.
Section 12:	NW/4, NW/4.NE/4

Township 32 North, Range 5 West
Section 33:	All

Exhibit “A” – Page 11

Township 32 North, Range 5 West
Section 34:	S/2
Section 35:	SW/4,

Township 29 North, Range 4 West
Section 12:	E/2

Township 30 North, Range 5 West, N.M.P.M.
Section 12:	NW/4 and NW/4 NE/4 containing 200 acres, more or less.

Exhibit “A” – Page 12

San Juan County, New Mexico

When Recorded, Return To:

MURPHY MAHON KEFFLER FARRIER, LLP

500 E. 4th Street, Suite 225

Fort Worth, Texas 76102

Attn: Monica Siebald

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, AND FINANCING STATEMENT

FROM

ARGENT TRUST COMPANY,

TRUSTEE OF THE

SAN JUAN BASIN ROYALTY TRUST

(MORTGAGOR)

TO

TEXASBANK, a Texas state bank

(MORTGAGEE)

Effective as of May 21, 2025

THIS INSTRUMENT IS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A MORTGAGE OF CHATTELS, A SECURITY AGREEMENT, A FIXTURE FILING AND A FINANCING STATEMENT.

“THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS.”

For purposes of filing this Mortgage as a financing statement, the mailing address of Mortgagor is:

Argent Trust Company

3838 Oaklawn Avenue, Suite 1720

Dallas, Texas 75129;

the mailing address of Mortgagee is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109.

******************************

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a Lien on rights in or relating to lands of Mortgagor which are described in Exhibit “A” hereto.

STATE OF NEW MEXICO	§
§
COUNTY OF SAN JUAN	§

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF

PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS that the undersigned ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST, a grantor trust created under the laws of the State of Texas and under that certain Amended and Restated Royalty Trust Indenture dated December 12, 2007, as amended by First Amendment to the Amended and Restated Trust Indenture dated February 15, 2024, (“Mortgagor”), whose address is 3838 Oaklawn Avenue, Suite 1720, Dallas, Texas 75129, do hereby agree as follows:

GRANT

To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Indebtedness (as defined below), Mortgagor has granted, bargained, sold, warranted, conveyed, transferred, assigned and set over, and does hereby GRANT, BARGAIN, SELL, WARRANT, CONVEY, TRANSFER, ASSIGN and SET OVER, to TEXASBANK, a Texas state bank (the “Mortgagee”), whose address is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109, and does further grant to Mortgagee, its successors and assigns, a security interest in the following described property:

(a) Mineral, Royalty and Overriding Royalty Interests. All of Mortgagor’s right, title and interest (including, without limitation, mineral interests, net profits interests, royalty interests, overriding royalty interests, production payments and other rights in and to minerals and/or royalty), now owned or hereafter acquired, in and to all of the oil, gas and other minerals in and under the lands and/or leases described or referred to on Exhibit “A”, and all oil, gas and mineral interests in which Mortgagor now has or hereafter acquires an interest due to the pooling or unitization of the lands described or referred to on Exhibit “A” or portions of such lands or leases and any other interests in and to oil, gas and minerals in and to lands located in San Juan County, New Mexico, even though the descriptions of such lands are not described or incorrectly described on Exhibit “A” (all of the above-described oil, gas and mineral leases, interests and estates, including without limitation any unitized leases, are hereinafter collectively called the “Mineral Interests”);

(b) Hydrocarbons. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in and to all extracted and as-extracted oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom, and all other minerals (hereinafter referred to collectively as “Hydrocarbons”) in and under, and that may be produced and saved from, or allocated to, the Mineral Interests the lands covered thereby and/or extracted or severed therefrom, including Hydrocarbons produced from the wells described on Exhibit “A” attached hereto;

(c) Accounts, Payment Intangibles, General Intangibles, Books, Records. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in any and all (i) accounts, payment intangibles and general intangibles arising in connection with the sale or other disposition of the property described in (a) and (b) above, (ii) contract rights, payment intangibles and general intangibles arising from or in connection with the Mineral Interests and/or the lands described or Exhibit “A”, and (iii) books, records, files, computer software, documents and other information pertaining to the Mineral Interests and/or the lands described or referred to on Exhibit “A”, together with all supporting obligations arising from or in connection with items (i), (ii) and (iii) above (the property described in this clause (c), the “Personal Property”); and

(d) Proceeds. All of the proceeds of the property described in (a) through (c) above whether presently existing or hereafter created or arising.

The Mortgagor’s interests in the Mineral Interests, Hydrocarbons and Personal Property and other properties described in (a) through (d) above, are all hereinafter sometimes collectively referred to as the “Mortgaged Properties.” Notwithstanding any provision in this Mortgage to the contrary, in no event is (a) any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation), which is located within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 and (b) any interest held by Mortgagor in and to the surface of the lands underlying said Building or Manufactured (Mobile) Home, insofar and only insofar as such lands lie directly below said Building or Manufactured (Mobile) Home (such Buildings, Manufactured (Mobile) Homes and lands are collectively referred to herein as, the “Excluded Structures”), and none of the properties described in the preceding clauses (a) and (b) of this paragraph are encumbered by this Mortgage, provided that (i) the Mortgagor’s interests in all lands and Hydrocarbons situated under any Excluded Structure is included in the definition of Mortgaged Properties and is encumbered by this Mortgage and (ii) Mortgagor agrees not to permit to exist any Lien on any Excluded Structure. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder; and the Biggert-Waters Flood Reform Act of 2012.

TO HAVE AND TO HOLD the Mortgaged Properties, together with all of the rights, hereditaments and appurtenances in anyway appertaining or belonging thereto, unto the Mortgagee, its successors and assigns, subject to the uses and purposes hereinafter set forth.

A. In the event of an assignment of all or part of the Secured Indebtedness, the Liens and other rights hereunder, to the extent applicable to the part of the Secured Indebtedness so assigned, may be transferred therewith.

B. Unless and until Mortgagee shall have, by an instrument recorded in the appropriate records of the county or counties where the Mortgaged Properties are situated, assigned all of its rights, titles and interests arising under this instrument, Mortgagee shall have the exclusive right to exercise any and all rights in favor of Mortgagee hereunder, including, without limitation, conducting any foreclosure sales hereunder and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder.

ARTICLE I

SECURED INDEBTEDNSS

Section 1.1. This Mortgage is given to secure the payment of the following covenants indebtedness, liabilities and obligations, to-wit:

(a) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of that certain Promissory Note of even date herewith executed by Mortgagee and payable to the order of Mortgagor in the stated principal amount of $2,000,000.00 (as may be amended, supplemented, restated or otherwise modified, the “Note”), including all legal expenses and other expenses incurred in preparation, execution and/or enforcement of and any of the Note;

(b) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of this Mortgage; and

(c) Any and all renewals and extensions of the indebtedness and obligations described in (a) and (b) above.

The words “Secured Indebtedness”, as used herein, shall mean all the indebtedness, obligations and liabilities described or referred to immediately above in sub-paragraphs (a) through (c), inclusive, of this Section 1.1.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1. Mortgagor represents, warrants and covenants to Mortgagee that, as of the date hereof:

(a) This Mortgage is the legal and binding obligation of Mortgagor, enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and (ii) general principles of equity; and

(b) No event has occurred and is continuing which constitutes an Event of Default (hereinafter defined) or would, with the lapse of time or the giving of notice or both, constitute an Event of Default.

ARTICLE III

COVENANTS

Section 3.1. On behalf of Mortgagor and its successors and assigns, Mortgagor further covenants and hereby agrees as follows:

(a) That by agreement with the maker or makers of any instrument evidencing any indebtedness at any time secured hereby, Mortgagee, without notice to or consent of Mortgagor, may from time to time extend the time of payment of the whole or any part of such indebtedness, or may accept from said maker or makers one or more new instruments in the same or different form, in renewal of or by way of substitution for any instrument of indebtedness, without in any manner impairing or affecting the Liens of this Mortgage, or any of Mortgagee’s rights hereunder;

(b) To do all things reasonably necessary or proper to defend title to the Mortgaged Properties.

(c) At any time and from time to time, upon reasonable written request by Mortgagee and at Mortgagor’s expense, forthwith to execute and deliver to Mortgagee and to record, file or register, any and all additional instruments or further assurances as may be necessary or proper, in Mortgagee’s opinion, to effect the intent of these presents, in each case, as required by, or pursuant to, the Note;

(d) To protect, warrant and defend title to the Mortgaged Properties unto Mortgagee, it successors and permitted assigns, at Mortgagor’s expense against all persons whomsoever lawfully having or claiming an interest therein or a security interest or lien thereon;

(e) All covenants of Mortgagor contained in the Note are hereby ratified, adopted and confirmed by Mortgagor, as if set forth herein in their entirety and as they pertain to Mortgagor and the Mortgaged Properties; and

(f) All covenants and agreements herein contained shall constitute covenants running with the land.

Section 3.2. Any and all covenants contained in this instrument may from time to time, by instrument in writing signed by Mortgagee and delivered to Mortgagor, be waived to such extent and in such manner as Mortgagee may consider appropriate; but no such waiver shall at any time affect or impair Mortgagee’s Liens hereunder, except to the extent so specifically stated in such written instrument.

ARTICLE IV

DEFAULTS AND REMEDIES

Section 4.1. The term “Event of Default”, as used herein, shall mean the occurrence and continuation of any “Event of Default” specified in the Note.

Section 4.2. Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace period:

(a) If an Event of Default has occurred and is continuing, Mortgagee shall have the right and option to proceed, with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Properties at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Properties are situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Properties may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Properties are to be sold.

(b) Nothing contained in this Section 4.2 shall be construed so as to limit in any way Mortgagee’s rights to sell the Mortgaged Properties, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for

Mortgagee to have physically present, or to have constructive, possession of the Mortgaged Properties (Mortgagor hereby covenanting and agreeing to deliver to Mortgagee any portion of the Mortgaged Properties not actually or constructively possessed by Mortgagee immediately upon demand by Mortgagee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Mortgagee shall contain a special warranty of title (but in no event broader than the warranty of title received by Mortgagor as to such property), binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including nonpayment of the Secured Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Mortgagee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, and (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor.

(c) Mortgagor hereby irrevocably appoints Mortgagee to be the attorney-in-fact of Mortgagor and in the name and on behalf of Mortgagor, to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Mortgagee; provided that, notwithstanding anything to the contrary, the power of attorney conferred by this Section 4.2(c) may only be exercised while an Event of Default has occurred and is continuing.

(d) On or at any time after the filing of judicial proceedings to protect or enforce the rights of Mortgagee hereunder, Mortgagee, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, shall be entitled, upon ten (10) days prior written notice to Mortgagor, to the appointment of a receiver or receivers of all or any portion of the Mortgaged Properties, and of the income, rents, issues and profits thereof.

(e) Mortgagor may, upon providing at least ten (10) days prior written notice to Mortgagee, elect to obtain such title documentation deemed necessary by Mortgagee or its attorneys in lieu of Mortgagee obtaining such documentation.

Section 4.3. Upon the occurrence and during the continuance of an Event of Default, with respect to any portion of the Mortgaged Properties which constitute Personal Property subject to a security interest herein granted under the provisions of the Uniform Commercial Code, the Mortgagee may sell such property in the manner above provided for real property, either together with or separately from any real property so sold, or the Mortgagee may proceed in any other manner authorized by the Uniform Commercial Code or other applicable law. In no event shall it be necessary to have present or to exhibit at any such sale any of the Personal Property subject to the Lien hereof. All rights herein granted are cumulative, and the exercise of the power of sale with respect to any portion of the

Mortgaged Properties at one time and place shall not preclude the exercise of such power with respect to other of the Mortgaged Properties in any manner and at any time or place authorized hereby.

Section 4.4. Mortgagee is authorized to receive the proceeds of said sale or sales made pursuant to Section 4.2 and apply the same as follows: First, to the payment of all necessary costs and expenses incident to such sale or sales; second, to the payment of the Secured Indebtedness in the manner set forth in the Note; third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Mortgagor or its assigns or as otherwise required by law.

Section 4.5. It is agreed that in any deed or deeds, certificate or certificates, bill of sale or bills of sale, or assignment or assignments given by or on behalf of the Mortgagee or in connection with any sale or sales made pursuant to Section 4.2 or as otherwise provided herein, any and all statements of fact or other recitals therein made as to the identity of the holder of the Secured Indebtedness or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Indebtedness or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, as to any act or thing having been duly done by the holder of the Secured Indebtedness, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that the Mortgagee may lawfully do in the premises by virtue hereof.

Section 4.6. In case the Lien hereof shall be foreclosed by power of sale or by judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of the property purchased, and Mortgagor agrees, for Mortgagor and for all persons claiming under Mortgagor, that if Mortgagor or any such person shall hold possession of said property, or any part thereof, subsequent to foreclosure, Mortgagor or the parties so holding possession shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand for possession thereof shall be subject to eviction and removal to the fullest extent allowed under applicable law.

Section 4.7. To the extent and under such circumstances as are permitted by applicable law, the Mortgagee may be the purchaser of the Mortgaged Properties, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Mortgagee, or upon any other foreclosure of the Lien hereof or otherwise.

Section 4.8. The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive the Mortgagee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Mortgage and of said notes, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

Section 4.9. If Mortgagor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by Mortgagor, or fail, refuse or be unable to keep or perform any additional covenant or covenants whatsoever contained in this instrument, (in each of the preceding, subject to any applicable grace periods) Mortgagee may, but shall not be obligated to, pay said sums of money, or perform or attempt to perform any such covenant, and such payment so made or expense reasonably incurred in the performance or attempted performance of any such covenant shall be, and is hereby declared by Mortgagor to be, a part of the Secured Indebtedness, and Mortgagor promises upon demand, to pay to Mortgagee, at the office of Mortgagee in Tarrant County, Texas, all sums so advanced or paid by Mortgagee, with interest at the default rate set forth in the Note from the date paid or incurred by Mortgagee. No such payment by Mortgagee shall in any way be considered or constitute a waiver of any such default or of Mortgagee’s right to declare the Secured Indebtedness at once due and payable. In addition to the Lien hereof, Mortgagee shall be subrogated to all rights and Liens securing the payment of any debt, claim, tax or assessment for the payment of which it shall have made such advance.

ARTICLE V

ASSIGNMENT OF PRODUCTION

Section 5.1. In order further to secure the payment of the Secured Indebtedness, Mortgagor does hereby TRANSFER, ASSIGN and CONVEY unto and in favor of Mortgagee all of the interest of the Mortgagor in the Hydrocarbons, in and under, or which may be produced from, the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Leases or otherwise, together with all proceeds derived on and after the date of the execution of this Mortgage from the sale of such Hydrocarbons. Notwithstanding the foregoing, the Mortgagee hereby grants to the Mortgagor a license to sell, receive and receipt for proceeds from the sale of Hydrocarbons, subject to Section 5.2.

Section 5.2. The foregoing assignment is made upon, and subject to, the following terms and conditions:

(a) Mortgagee shall have the right, exercisable at any time after the occurrence and during the continuance of an Event of Default, at its sole option, to give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing or receiving any Hydrocarbons produced or to be produced from or allocated to the Mortgaged Properties, or having in their possession any such Hydrocarbons belonging to Mortgagor or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, to hold and dispose of such Hydrocarbons for the account of Mortgagee and to make payment of such proceeds directly to Mortgagee at its principal office, and Mortgagee shall receive, collect and retain, as part of the Mortgaged Properties, all such Hydrocarbons, for the benefit and further security of the Secured Indebtedness during the continuation of an Event of Default.

(b) All parties producing, purchasing, taking, possessing, processing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, are authorized and directed by Mortgagor, upon receipt of notice by Mortgagee given pursuant to the above Section 5.2(a) to treat and regard Mortgagee as the assignee and transferee of Mortgagor and entitled in its place and stead to receive such Hydrocarbons and proceeds; and such parties and each of them shall be fully protected in so treating and regarding Mortgagee and shall be under no obligation to see to the application by Mortgagee of any such proceeds received by it. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if Mortgagor shall receive any such proceeds which under this Section 5.2(b) are receivable by Mortgagee, Mortgagor will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to Mortgagee.

(c) Without limiting the foregoing provisions of this Article V, Mortgagor stipulates that this Article V is intended to grant to Mortgagee a security interest in Mortgagor’s interest in the Hydrocarbons to be extracted from or attributable to the Mortgaged Properties, and in and to the proceeds resulting from the sale thereof at the wellhead.

Section 5.3. To the extent Mortgagor has control over any Hydrocarbons, Mortgagor covenants and agrees and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to use commercially reasonable efforts cause all pipeline companies or other purchasers of the Hydrocarbons produced from the Mortgaged Properties to pay promptly to Mortgagee at its principal office, Mortgagor’s interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge and deliver to said pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates and other documents as may be necessary or proper to effect the intent of these presents; and Mortgagee shall not be required at any time, as a condition to its right to obtain the proceeds of such Hydrocarbons, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, Mortgagor covenants and agrees, and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to provide to Mortgagee the name and address of every pipeline company or other purchaser of the oil, gas and other minerals produced from the Mortgaged Properties when determined and known to Mortgagor, together with a copy of the applicable sales contracts (subject to any applicable confidentiality obligations). All expenses incurred by Mortgagee in the collection of said proceeds shall be repaid promptly by Mortgagor; and prior to such repayment, such expenses shall be a part of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.3, the rights granted to Mortgagee and the covenants and agreements of Mortgagor set forth herein shall only be effective and exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.4. Without limitation upon any of the foregoing, Mortgagor hereby designates and appoints Mortgagee as Mortgagor’s true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe), with full power and authority, for and on behalf of and in the name of Mortgagor, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of Mortgagee, be necessary or proper to effect the intent and purpose of this Article V; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred on Mortgagee may be exercised by Mortgagee through any person who, at the time of exercise, is the president or a vice president of Mortgagee, or who holds a similar position with Mortgagee’s authorized representative. The power of attorney conferred by this Section 5.4 is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any portion thereof, shall remain unpaid but notwithstanding anything to the contrary in this Section 5.4, may only be exercised while an Event of Default has occurred and is continuing. All persons dealing with Mortgagee, or any substitute, shall be fully protected in treating the powers and authorities conferred herein as continuing in full force and effect until advised by Mortgagee that the Secured Indebtedness is fully and finally paid which Mortgagee agrees to do immediately upon full and final payment of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.4, the rights granted to Mortgagee herein shall only be exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.5. Mortgagee shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.

Section 5.6. The proceeds accruing to the Mortgaged Properties, received by Mortgagee shall be applied by it when so received toward payment of the Secured Indebtedness, in accordance with the Note.

Section 5.7. Notwithstanding such provision for application of proceeds, it is agreed that Mortgagee shall have the right at its election during the continuance of an Event of Default to apply any portion or all of said proceeds to the payment of any of the taxes levied and assessed against the Mortgaged Properties, insurance premiums, Liens, bills for labor and material furnished for use upon the Mortgaged Properties, costs, and expenses, including reasonable and documented out-of-pocket attorney fees incurred by Mortgagee in the defense of any action affecting the title to the Mortgaged Properties, or the production therefrom, or any judgment rendered against Mortgagee upon any claim arising out of the receipt, or application in accordance herewith, of any such proceeds in the event Mortgagor should fail to make such payments, or any of them, promptly after demand made by Mortgagee upon Mortgagor so to do. Mortgagee shall have the right, at its election, to release or deliver to Mortgagor all or any portion of such proceeds, received by it, to the end that Mortgagor may receive funds with which to pay for the operating, equipping and developing of the Mortgaged Properties, or any well or wells thereon. No funds so released or paid to Mortgagor shall, in any event, be considered to have been applied upon the Secured Indebtedness.

ARTICLE VI

SECURITY AGREEMENT AND FINANCING STATEMENT

Section 6.1. With respect to all Mineral Interests, Hydrocarbons and Personal Property constituting a part of the Mortgaged Properties, this Mortgage shall also be a security agreement and financing statement, and for a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Mortgagor hereby grants to Mortgagee a security interest in all such Mineral Interests, Hydrocarbons, and Personal Property.

THE ABOVE GOODS WHICH ARE TO BECOME FIXTURES WILL BE LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO. THE ABOVE MINERAL INTERESTS OR THE LIKE (INCLUDING OIL AND GAS) OR PERSONAL PROPERTY WILL BE FINANCED AT THE WELLHEAD(S) OR MINEHEAD(S) OF THE WELL(S) OR MINE(S) LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO.

Mortgagor hereby authorizes Mortgagee to file a financing statement describing the Mineral Interests, Hydrocarbons, and Personal Property and other collateral described herein.

Section 6.2. This instrument may be presented to a filing officer under the Uniform Commercial Code to be filed as a nonstandard financing statement covering all Personal Property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code, including Mineral Interests and Hydrocarbons to the extent the foregoing constitute Personal Property. WHETHER OR NOT THIS INSTRUMENT IS SEPARATELY PRESENTED AS A FINANCING STATEMENT, THIS INSTRUMENT SHALL CONSTITUTE A FINANCING STATEMENT WHEN FILED OF RECORD IN THE REAL ESTATE RECORDS.

Section 6.3. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods that are or are to become fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including, without limitation, all Hydrocarbons and all other substances of value which may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the Mineral Interests and is to be filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property is situated. The Mortgagor hereby authorizes the Mortgagee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property as necessary to perfect the security interests of Mortgagee under this Mortgage without the signature of the Mortgagor at any time after the execution of this Mortgage, and hereby ratifies any thereof filed prior to the execution of this Mortgage. The Mortgagor shall pay all costs of filing such instruments in accordance with the Note. The following information is provided:

Name of Mortgagor:	ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

State of Formation/Location:	Texas

Name of Mortgagee:	TEXASBANK, a Texas state bank

Mailing address of Mortgagee:	4521 S. Hulen Street, Suite 200 Fort Worth, Texas 76109

Description of real estate to which collateral is attached or upon which it is located:	See Exhibit A attached hereto.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Upon the full and final payment of the Secured Indebtedness and the termination of all of Mortgagee’s commitments to Mortgagor under the Note, the lien and security interest of this Mortgage shall be extinguished and be of no further force and effect; and the Mortgaged Properties shall become wholly free and clear hereof and all of the property as assigned hereby shall be automatically reassigned to Mortgagor without any further act being required; and Mortgagee shall promptly deliver to Mortgagor such instruments evidencing the Secured Indebtedness, marked “PAID”, and execute and deliver to Mortgagor and others a release of this instrument and such other instruments of satisfaction as may be appropriate.

Section 7.2. The rights, titles, interests, Liens and powers hereunder are cumulative of each other and of all other rights, titles, interests, Liens and powers which may now or hereafter exist to secure the payment of the Secured Indebtedness to Mortgagee, or any part thereof. The security herein and hereby provided shall not affect or be affected by any other or further security heretofore or hereafter taken for the indebtedness of Mortgagor to Mortgagee, or any part thereof. Mortgagor, for Mortgagor and Mortgagor’s successors, and for any and all persons ever claiming any interest in the Mortgaged

Properties, hereby waives all rights of marshaling in event of foreclosure of the Lien hereby created. No failure to exercise and no delay in exercising on the part of Mortgagee any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Mortgagee shall, at all times, have the right to release any part of the property now or hereafter subject to the Lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of said property, proceeds or income, and without affecting the Lien hereof as to the part or parts of the Mortgaged Property not so released, or the right to receive future proceeds and income.

Section 7.3. No provision herein or in any promissory note, instrument, or any other Loan Document executed by Mortgagor evidencing the Secured Indebtedness shall require the payment or permit the collection of interest in excess of the highest non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and Mortgagor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Mortgagor evidencing the Secured Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

Section 7.4. For all purposes of this instrument, the post office or mailing addresses of Mortgagor and Mortgagee shall be as set forth in the preamble hereof.

Section 7.5. These presents shall be binding upon Mortgagor and Mortgagor’s successors, and shall inure to the benefit of Mortgagee, and Mortgagee’s successors and assigns, and shall be covenants running with the land. Neither this Mortgage nor any provision hereof may be waived, amended or modified unless in writing signed by Mortgagee and Mortgagor.

Section 7.6. In the event that any one or more of the provisions contained in this instrument shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 7.7. This instrument shall be governed by and construed in accordance with the laws of the State of New Mexico.

Section 7.8. The effective date of the assignment contained in Article V is the date of execution of this Mortgage at 7:00 o’clock a.m.

Section 7.9. The obligation secured by this Mortgage (exclusive of interest and the cost, expenses and all other obligations of Mortgagor to Mortgagee which are not required to be stated as part of the total principal amount of indebtedness secured) shall not exceed at any one time the total principal indebtedness of $4,000,000, which shall also be deemed the face amount of the Mortgage.

Section 7.10. By executing this Mortgage, Argent Trust Company is not acting in its individual capacity, but solely as Trustee of the San Juan Basin Royalty Trust.

Section 7.11. NOTICE: THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE VIII

STATE SPECIFIC PROVISIONS

Section 8.1. The following special provisions apply to that portion of the mortgaged properties located in the State of New Mexico:

A.
THE ORIGINAL PRINCIPAL INDEBTEDNESS UNDER THE NOTE, TOGETHER WITH ALL FUTURE OR ADDITIONAL ADVANCES OR ANY AND ALL ADDITIONAL LOANS WHICH MORTGAGEE AND LENDERS MAY ELECT TO MAKE TO MORTGAGOR SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF $4,000,000.00 WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.
B.
If this Mortgage is foreclosed, the redemption period after judicial sale shall be one month in lieu of nine months, as provided in NMSA 1978, §39-5-19 (1965), or any successor statute.
C.
This loan is a line of credit mortgage, pursuant to NMSA 1978, §48-7-4B (1991).

[REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURE PAGE TO FOLLOW]

EXECUTED as of the 21st day of May, 2025.

MORTGAGOR:

ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

By:	/s/ Nancy Willis
Name:	Nancy Willis
Title:	Director of Royalty Trust Services

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this 20 day of May, 2025 by Nancy Willis, Director of Royalty Trust Services of Argent Trust Company, Trustee of the San Juan Basin Royalty Trust, in such capacity as Trustee.

By:	/s/ Rachel Anne Sexton
Name:	Rachel Anne Sexton

[PERSONALIZED SEAL]

Mortgagor’s Signature Page to Deed of Trust (San Juan County, New Mexico)

Introduction to Exhibit “A” to

Mortgage, Security Agreement,

Assignment of Production and Financing Statement

This instrument covers all of Mortgagor’s interest now owned or hereafter acquired in the oil and gas (or oil, gas, and mineral) leases, land, unit declarations, and pooling orders described in Exhibit “A” (or described in the instruments referred to in Exhibit “A”), together with all amendments or ratifications affecting any of those leases, unit declarations, or pooling orders.

Reference herein to book and page, liber and page, file numbers, film code numbers, or other recording information refer to the recording location of each respective lease in the county where the land covered by the lease is located. Any reference herein to oil or gas wells or land covered is for warranty of interest, administrative convenience, and identification and is not intended to limit or restrict the rights, titles, interests, or properties covered by this instrument.

This instrument may be executed in counterparts. To facilitate recordation, the exhibits which describe properties in counties other than the county in which the counterpart is to be recorded may have been omitted. A complete copy of this instrument may be found at Mortgagee’s offices.

In some instances, the “Land Covered” column includes abbreviations indicating the township and range of the county in which the interests are located. For example: “T-27-N, R-10-W” is Township 27 North, Range 10 West. The following abbreviations, and various combinations of the abbreviations, may appear before or after the section number to designate a portion of a section:

N/2 = North Half	NE or NE/4 = Northeast Quarter
S/2 = South Half	SE or SE/4 = Southeast Quarter
E/2 = East Half	NW or NW/4 = Northwest Quarter
W/2 = West Half	SW or SW/4 = Southwest Quarter

If two or more of the above abbreviations appear in sequence, the first abbreviation is that specified portion of the next abbreviation. For example: “SW/4 SW/4 SE/4” is the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of the particular section described.

The abbreviations “WI,” “NRI,” “ORRI,” “BPO,” and “APO” are defined as follows:

(a) “WI” is short for “working interest” and represents the expense interest attributable to

(b) “NRI” is short for “net revenue interest” and represents the share of production of oil, gas and other minerals attributable to the working interest or expense interest.

(c) “ORRI” is short for “overriding royalty interest” and represents the overriding royalty attributable to oil and gas production from each well.

(d) “BPO” and “APO” refer to “before payout” and “after payout” respectively, as payout may be defined in agreements affecting the applicable interest or interests.

Exhibit “A”

San Juan County

Township 28 North, Range 11 West, N.M.P.M.
Section 22:	SW 1/4 NW 1/4
Section 23:	NE 1/4, E 1/2 SE 1/4, NE 1/4 NW 1/4

Township 28 North, Range 13 West, N.M.Р.M.
Section 14:	S 1/2
Section 23:	A11
Section 24:	A11

Township 29 North, Range 11 west, N.M.P.M.
Section 6:	Lots 3, 4, 5, SE 1/4 NW 1/4, SE 1/4
Section 7:	E 1/2 E 1/2
Section 17:	NW 1/4

Township 30 North, Range 10 West, N.M.P.M.
Section 26:	Lots 3, 4, 5, 6, 11, 12, 13, 14
Section 34:	Lots 1, 2, 3, 4, NW 1/4
Section 35:	Lots 3, 4, 5, 6

Township 31 North, Range 10 West, N.M.P.M.
Section 30:	SE 1/4 NW 1/4, S 1/2 NE 1/4, NE 1/4 SW 1/4

Township 30 North, Range 11 West, N.M.Р.M.
Section 1:	S 1/2, and NW 1/4
Section 2:	Lot 2
Section 12:	A11
Section 13:	E 1/2 NE 1/4, SE 1/4, SW 1/4 SW 1/4
Section 24:	S 1/2 SE 1/4
Section 25:	N 1/2 NE 1/4

Township 30 North, Range 9 West, N.M.P.M.
Section 2:	SE 1/4 SE 1/4
Section 36:	SW 1/4 NE 1/4; SE 1/4 NE 1/4

Township 31 North, Range 10 West, N.M.P.M.
Section 17:	SW 1/4 SW 1/4
Section 18:	E 1/2 SE 1/4, SW 1/4 SE 1/4
Section 19:	E 1/2, E 1/2 SW 1/4, SW 1/4 SW 1/4, SE 1/4 NW 1/4
Section 30:	N 1/2 N 1/2, SE 1/4 SW 1/4, SE 1/4, Lots 2, 3, 4

Township 31 North, Range 11 West, N.M.P.M.
Section 22:	SW 1/4 SW 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 31:	SE 1/4 of SW 1/4, and S 1/2 of SE 1/4

Exhibit “A” – Page 1

Township 31 North, Range 11 West, N.M.P.M.
Section 35:	SW 1/4 SW 1/4
Section 34:

SE 1/4 SE 1/4; and 18.46 acres, being all the land on the E. side of the Lower Animas Ditch in the SW 1/4 SE 1/4 of Sec. 34, making the center of the Lower Animas Irrigation Ditch the westerly line of said tract.

Township 30 North, Range 11 West, N.M.P.M.
Section 2:	NE 1/4 NW 1/4, NW 1/4 NW 1/4, except 6.19 acrés in the NW 1/4 NW 1/4 of Section 2.
Section 3:	NE 1/4 NE 1/4, except 27.4 acres in the NE 1/4 NE 1/4 of Section 3, and 1.26 acres in the NW cor. of NE 1/4 NE 1/4 of Section 3,

Township 32 North, Range 12 West, N.M.P.M.
Section 13:	SW 1/4 SW 1/4
Section 14:	S 1/2
Section 15:	E 1/2 SE 1/4
Section 22:	E 1/2 NE 1/4
Section 23:	N 1/2 NW 1/4, NE 1/4 NE 1/4, W 1/2 SW 1/4, SE 1/4 SW 1/4, SW 1/4 SE 1/4,
Section 26:	N 1/2 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 35:	E 1/2 of SW 1/4 and NW 1/4 of SE 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 10:	Lot 5, SE 1/4 SE 1/4
Section 11:	Lots 1, 2, 3, 4, SW 1/4 SE 1/4, S 1/2 SW 1/4
Section 14:	W 1/2 NW 1/4
Section 15:	SW 1/4 SE 1/4, S 1/2 SW 1/4, E 1/2 NE 1/4
Section 22:	W 1/2 NE 1/4, E 1/2 W 1/2, SE 1/4

Township 28 North, Range 11 West, N.M.P.M.
Section 14:	E 1/2 NE 1/4, W 1/2 NW 1/4, and S 1/2

Township 29 North, Range 12 West, N.M.P.M.
Section 11:	NW 1/4 SW 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 13:	S 1/2 of N 1/2, and the S 1/2

Township 28 North, Range 10 West, N.M.P.M.
Section 19:	Lots 1, 2, 3, E 1/2 NW 1/4, NE 1/4 SW 1/4, E 1/2

Township 28 North, Range 10 West, N.M.P.M.
Section 19:	Lot 4, SE 1/4 SW 1/4
Section 29:	SE 1/4 NE 1/4, SW 1/4 SE 1/4, NW 1/4 SW 1/4
Section 30:	N 1/2 N 1/2, NW 1/4 SE 1/4
Section 31:	NW 1/4 NE 1/4, NE 1/4 SE 1/4

Exhibit “A” – Page 2

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	SW 1/4
Section 10:	N 1/2 NE 1/4
Section 12:	E 1/2 SW 1/4
Section 14:	N 1/2 SE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 34:	E 1/2 SW 1/4 and W 1/2 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	SE 1/4
Section 3:	SE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 34:	E 1/2 SW 1/4; W 1/2 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	SE 1/4
Section 3:	SE 1/4

Township 30 North, Range 30 North, Range 12 West
Section 34:	E 1/2 SW 1/4, W 1/2 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	SE 1/4
Section 3:	SE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 34:	E 1/2 SW 1/4 and W 1/2 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	SE 1/4
Section 3:	SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	NW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 17:	SW 1/4 SW 1/4
Section 18:	SE 1/4 SE 1/4
Section 19:	NE 1/4 NE 1/4
Section 20:	NW 1/4 NW 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 3:	N 1/2

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	W 1/2 NE 1/4

Exhibit “A” – Page 3

Township 29 North, Range 11 West, N.M.P.M.
Section 18:	Lots 3, 4, E 1/2 SW 1/4, W 1/2 SE 1/4
Section 19:	Lots: 1, 2, 3, E 1/2 NW 1/4, NE 1/4 SW 1/4 W1/2 NE 1/4, NW 1/4 SE 1/4
Section 20:	S 1/2 NW 1/4, NE 1/4 NW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 6:	Lots 6, 7, E 1/2 SW 1/4
Section 7:	Lots 1, 2, 3, 4, E 1/2 W 1/2
Section 18:	Lots 1, 2, E 1/2 NW 1/4, W 1/2 NE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 1:	S 1/2 SE 1/4, NW 1/4 SE 1/4, SW 1/4 NE 1/4
Section 2:	NE 1/4
Section 6:	N 1/2 NE 1/4, NW 1/4
Section 24:	S 1/2 SW 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4
Section 29:	SE 1/4 NW 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 14:	W 1/2, W 1/2 E 1/2
Section 23:	W 1/2, SE 1/4 SE 1/4
Section 24:	NE 1/4 NW 1/4, S 1/2 NW 1/4, SW 1/4, NE 1/4. N 1/2 SE 1/4
Section 25:	W 1/2, S 1/2 NE 1/4, SE 1/4
Section 26:	A11

Township 31 North, Range 12 West, N.M.P.M.
Section 10:	All
Section 15:	All
Section 21:	W 1/2 NW 1/4, NE 1/4 NE 1/4, S 1/2 NE 1/4, SE 1/4, SE 1/4 SW 1/4, and SE 1/4 SW 1/4 (from surface to base of Mesaverde formation as to SE 1/4 SW 1/4)
Section 22:	Al1
Section 32:	W 1/2 NW 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 1:	W 1/2, NE 1/4 NE 1/4, SW 1/4 SE 1/4
Section 3:	S 1/2, S 1/2 NW 1/4, S 1/2 NE 1/4
Section 11:	Al1
Section 12:	Al1
Section 14:	NE 1/4 NE 1/4

Township 30 North, Range 12 West, N.M.Р.M.
Section 28:	SW 1/4 NW 1/4
Section 29:	E 1/2 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	NW 1/4 NE 1/4, S 1/2 NE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 34:	NE 1/4; E 1/2 NW 1/4, E 1/2 SE 1/4
Section 35:	W 1/2 W 1/2

Exhibit “A” – Page 4

Township 29 North, Range 12 West, N.M.P.M.
Section 2:	NE 1/4 NE 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 32:	SW 1/4 NE 1/4, SE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 21:	E 2/3 of N 3/4 of NW 1/4 SW 1/4 W 2/3 of N 3/4 of NE 1/4 SW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 26:	NE 1/4 NW 1/4
Section 27:	S 1/2 NW 1/4
Section 28:	SE 1/4 NE 1/4
Section 29:	SE 1/4 NE 1/4; N 1/2 SE 1/4; SW 1/4 SE 1/4
Section 32:	SE 1/4 SE 1/4
Section 33:	SW 1/4 SW 1/4 (Lot 4)

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SE 1/4 SW 1/4
Section 29:	NE 1/4 NW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 21:	S 1/2 SW 1/4, S 1/4 NW 1/4 SW 1/4, S 1/4 NE 1/4 SW 1/4
Section 28:	NW 1/4 NW 1/4

Township 29 North, Range 11 West, N.M.Р.M.
Section 20:	SE 1/4 SE 1/4
Section 29:	NE 1/4 NE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SW 1/4 SE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 21:	E 1/3 of N 3/4 of NE 1/4 SW 1/4
W 1/3 of N 3/4 of NW 1/4 SW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 28:	N 1/2 S 1/2

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SW 1/4 SW 1/4
Section 29:	NW 1/4 NW 1/4

Township 28 North, Range 11 West, N.M.P.M.
Section 10:	S 1/2 SE 1/4
Section 11:	S 1/2 S 1/2

Township 27 North, Range 9 West, N.M.P.M.
Section 5:	Lots 1, 2, 5, 6, 7, 8, S 1/2 NE 1/4, S 1/2
Section 6:	Lots 6-15 inclusive, E 1/2 SW 1/4, SE 1/4

Exhibit “A” – Page 5

Section 7:	Lots 1, 2, 3, 4, E 1/2 W 1/2, E 1/2

Township 27 North, Range 10 West, N.M.P.M.
Section 2:	Lots 1, 2
Section 12:	Lots 1, 2, 3, W 1/2 NE 1/4, W 1/2

Township 30 North, Range 9 West, N.M.P.M.
Section 7:	SE 1/4
Section 17:	SE 1/4, SW 1/4
Section 18:	SE 1/4
Section 21:	N 1/2, SE 1/4

Township 28 North, Range 10 West, N.M.P.M.
Section 29:	N 1/2 NW 1/4; SE 1/4 NW 1/4; N 1/2 NE 1/4

Township 28 North, Range 11 West, N.M.P.M.
Section 18:	SW 1/4 NE 1/4 (40 acres)

Township 29 North, Range 10 West, N.M.P.M.
Section 2:	Lot 1 (41.86 acres)

Township 30 North, Range 11 West, N.M.P.M.
Section 36:	NW 1/4 NE 1/4 (40 acres)

Township 30 North, Range 12 West, N.M.P.M.
Section 16:	NW 1/4 NE 1/4, NE 1/4 NW 1/4 (80 acres)

Township 31 North, Range 11 West, N.M.P.M.
Section 32:	NE 1/4 NE 1/4, SE 1/4 NE 1/4 (80 acres)

Township 30 North, Range 9 West, N.M.P.M.
Section 16:	SW 1/4 NW 1/4, NE 1/4 SW 1/4 (80 acres)

Township 31 North, Range 12 West, N.M.P.M.
Section 13:	E 1/2 SW 1/4; SW 1/4 NW 1/4
Section 14:	SE 1/4 NE 1/4

Township 31 North, Range 12 West, N.M.Р.M.
Section 13:	W 1/2 SW 1/4
Section 14:	E 1/2 SE 1/4

Township 31 North, Range 11 West, N.M.P.м.
Section 6:	Lots 1, 2, 3, 4, 7, S 1/2 NE 1/4, SE 1/4 NW 1/4, E 1/2 SW 1/4, SE 1/4
Section 7:	Lots 1, 2, 3, 4, E 1/2 W 1/2
Section 18:	Lots 1, 2, 3, 4, E 1/2 W 1/2
Section 20:	W 1/2
Section 31:	Lots 1, 2, 3, E 1/2 NW 1/4, SW 1/4 NE 1/4
Section 34:	N 1/2 NW 1/4, SW 1/4 NW 1/4
Section 35:	E 1/2 SE 1/4, SW 1/4 SE 1/4

Exhibit “A” – Page 6

Township 31 North, Range 12 West, N.M.P.M.
Section 13:	E 1/2, E 1/2 NW 1/4, NW 1/4 NW 1/4

Township 31 North, Range 11 West, N.M.Р.M.
Section 6:	Lots 5, 6

Township 31 North, Range 12 West, N.M.P.M.
Section 1:	Lot 2, S 1/2 NE 1/4, N 1/2 SE 1/4, SE 1/4 SE 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 27:	Al1
Section 28:	Al1
Section 33:	Al1
Section 34:	Al1

Township 27 North, Range 9 West, N.M.P.M.
Section 24:	NE 1/4, SE 1/4, SW 1/4

Township 28 North, Range 12 West, N.M.P.M.
Section 30:	Lots 1, 2, 3, 4, E 1/2 NW 1/4, E 1/2 SW 1/4, E 1/2 (all)

Township 29 North, Range 9 West, N.M.P.M.
Section 19:	Lots 6 and 9 (formerly 2 and 3)
Section 30:	Lots 5-15, incl. (formerly lots 1, 2, 3, 4, E 1/2 E 1/2, E 1/2 SW 1/4, W 1/2 SE 1/4
Section 31:	Al1

Township 28 North, Range 10 West, N.M.Р.M.
Section 14:	NW 1/4, NW 1/4 NE 1/4
Section 15:	A11
Section 16:	W1/2, NE 1/4, NE 1/4 SE 1/4

Township 29 North, Range 9 West, N.M.P.M.
Section 19:	Lots 6 and 9 (formerly 2 and 3)
Section 30:	Lots 5-15, incl. (formerly lots 1, 2, 3, 4, E 1/2 E 1/2, Е 1/2 SW 1/4, W 1/2 SE 1/4)
Section 31:	A11

Township 28 North, Range 10 West. N.M.P.M.
Section 14:	NW 1/4, NW 1/4 NE 1/4
Section 15:	A11
Section 16:	W 1/2, NE 1/4, NE 1/4 SE 1/4

Tracts 15 to 34, inclusive, Block 12 Glades Orchard Tracts according to the recorded Plat thereof filed in the Plat Book, Page 92 in said County,

Township 27 North, Range 9 West, N.M.P.M.
Section 8:	S 1/2 SW 1/4, E 1/2
Section 9:	W 1/2
Section 17:	NW 1/4, N 1/2 SW 1/4

Exhibit “A” – Page 7

Township 32 North, Range 11 West, N.M.P.M.
Section 11:	SE 1/4 SE 1/4
Section 12:	SW 1/4 SW 1/4, less and except all formations down to and including Mesaverde formation.
Section 14:	E 1/2 NW 1/4, NE 1/4

Township 27 North, Range 11 West, N.M.P.M.
Section 17:	W 1/2

Township 27 North, Range 9 West, N.M.P.M.
Section 29:	All

Township 31 North, Range 11 West, N.M.P.M.
Section 34:	NE 1/4 SE 1/4, 20 acres in SW 1/4 NE 1/4 (East of Animas River), and 10 acres out of NW 1/4 SE 1/4, more particularly described in lease.
Section 35:	NW 1/4 SW 1/4

Township 32 North, Range 10 West, N.M.P.М.
Section 18:	N 1/2
Section 19:	Lots 1, 2, 3, 4, E 1/2 W 1/2

Township 32 North, Range 12 West, N.M.P.M.
Section 9:	SE 1/4 SE 1/4
Section 10:	SW 1/4, W 1/2 SE 1/4
Section 15:	NW 1/4, W 1/2 NE 1/4, NW 1/4 SE 1/4, N 1/2 SW 1/4
Section 19:	E 1/2 SW 1/4; SE 1/4
Section 20:	S 1/2; SE 1/4 NW 1/4
Section 21:	All
Section 22:	W 1/2 W 1/2
Section 28:	W 1/2, W 1/2 E 1/2, SE 1/4 SE 1/4
Section 29:	All
Section 30:	E 1/2, E 1/2, W 1/2, W 1/2, SW 1/4, SW 1/4, NW 1/4
Section 32:	All
Section 33:	W 1/2 E 1/2, E 1/2 NE 1/4, NE 1/4 SE 1/4, W 1/2

(Excepting from the foregoing a portion thereof described as Tracts 15-34, inclusive, in Block 12, in the Glades Orchard Tracts being designated on a map and statement thereof filed November 16, 1909, in Plat Book, Page 92 in the office of the Clerk of San Juan County, New Mexico, containing 200 acres)

Township 31 North, Range 12 West, N.M.P.M.
Section 5:	N 1/2 N 1/2, SE 1/4 NE 1/4
Section 4:	NW 1/4, W 1/2 NE 1/4, NW 1/4 SE 1/4, N 1/2 SW 1/4

Township 31 North, Range 1l West, N.M.P.M.
Section 13:	NW 1/4

Exhibit “A” – Page 8

Township 31 North, Range 11 West, N.M.P.M.
Section 13:	W 1/2 SW 1/4
Section 14:	NE 1/4 SE 1/4, SE 1/4 NE 1/4
Section 23:	SE 1/4 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 13:	NE 1/4 SW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 13:	SE 1/4 SW 1/4

Township 31 North, Range 1l West, N.M.P.M.
Section 22:	N 1/2 NW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 22:	S 1/2 NW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 22:	S 1/2 NW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 22:	S 1/2 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 22:	N 1/2 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 12:	E 1/2 SW 1/4
Section 1:	SW 1/4, W 1/2 SE 1/4, SE 1/4 SE 1/4

Township 31 North, Range 11 West, N.M.P.M
Section 12:	NW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 12:	W 1/2 SW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 1:	NE 1/4 SE 1/4

Township 31 North, Range 11 West, N.M.P.M.

The West 1/2 of the SW 1/4 of Section 24, SAVING AND EXCEPTING:

Tract 1: Beginning at the NE corner of said W 1/2 of the SW 1/4 and running West 600 feet; thence South 234 feet; thence East 600 feet; thence North 234 feet to the place of beginning.

ALSO SAVING AND EXCEPTING: Tract 2: Beginning at the SE corner of the W 1/2 of the SW 1/4 of Section 24 in Township 31 North, Range 11 West, N.M.P.M, THENCE North 2406 feet; thence West 575 feet; thence South 2406 feet; thence East to the place of beginning. Deed recorded in said County in Book 128, Page 24, containing 38 1/2 acres more or less; said lease being recorded in Book 135, Page 330.

Exhibit “A” – Page 9

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	90 acres out of NW 1/4 and S 1/2 NE 1/4, more particularly described in said lease.

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	34. 30 acres out of SW 1/4 NW 1/4, NW 1/4 SW 1/4, NE 1/4 SW 1/4, SE 1/4 SW 1/4, NW 1/4 SE 1/4 (32.82 acres in W 1/2, 1.48 acres in E 1/2), as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	43.10 acres in W 1/2 NW 1/4, as more particularly described in said lease,

Township 31 North, Range 1l West, N.M.P.M.
Section 24:	Parts of N 1/2 NE 1/4, SE 1/4 NE 1/4, NE 1/4 SE 1/4, as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	NE part of N 1/2 NE 1/4, as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	1.25 acres in E.1/2, as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	78.40 acres in S 1/2 N 1/2 and N 1/2 S 1/2, and being more particularly described in said lease.

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	SW 1/4 (40.22 acres) and Part of SE 1/4 SW 1/4 (10.91 acres), as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	20.87 acres in E1/2 as more particularly described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	36.70 acres out of NE 1/4 MW 1/4 as mоrе particularly described in said lease,

Township 31 North, Range 8 West. N.M.P.M.
Section 27:	All
Section 34:	All

Township 31 North, Range 10 West, N.M.P.M.
Section 18:	ROW, 100 feet in width, in E 1/2 and SW 1/4
Section 19:	ROW, 100 feet in width, in W 1/2 and NW 1/4,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	ROW in SE 1/4

Exhibit “A” – Page 10

Section 25:	ROW in N 1/2

Township 31 North, Range 10 West, N.M.P.M.
Section 19:	ROW in NW 1/4 SW 1/4,

more particularly described as:

all of the right of way owned by the Denver and Rio Grande Western Railroad Company for the main track of its Farmington Branch, near Inca, in the County of San Juan and State of New Mexico, beginning at the North line of the SW 1/4 of Section 19, Township 31 North, Range 10 West, N.M.P.M., and extending thence southwesterly a distance of about 1.36 miles to the South line of the NW 1/4 of Section 25, Township 31 North, Range 11 West, said Railroad Company’s right of way being 100 feet in width or 50 feet wide on each side of the center line of said main tract as now constructed and operated over and across the NW 1/4 of the SW 1/4 of Section 19, Township 31 North, Range 10 West; the East Half and the SW 1/4 of the SE 1/4 of Section 24; the NW 1/4 of the NE 1/4, the NE 1/4 of the NW 1/4, and the S 1/2 of the NW 1/4 of Section 25, Township 31 North, Range 11 West;

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	SE 1/4 SE 1/4, Part of SE 1/4 NE 1/4, Part of NE 1/4 SE 1/4, as described in said lease,

Township 31 North, Range 11 West, N.M.P.M.
Section 24:	Part of SE 1/4 SW 1/4, as described in said lease

Township 28 North, Range 13 West, N.M.P.M.
Section 15:	S 1/2
Section 22:	All

Township 31 North, Range 12 West, N.M.P.M.
Section 24:	S 1/2 SE 1/4
Section 25:	N 1/2 NE 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 3:	Lots 1, 2, 3, 4

Township 31 North, Range 10 West, N.M.P.M.
Section 19:	NE 1/4 NW 1/4, Lot 2 (SW 1/4 NW 1/4), and 7 acres in S 1/2 S 1/2 NW 1/4 (less railroad r/w)

Township 29 North, Range 13 West, N.M.P.М.
Section 19:	Lots 1, 2, 3, 4, E 1/2 W 1/2, W 1/2 E 1/2 E 1/2 SE 1/4.
Section 20:	N 1/2 SW 1/4, NW 1/4 SE 1/4, S 1/2 SE 1/4, S 1/2 SW 1/4.
Section 29:	All
Section 30:	Lots 1, 2, NE 1/4 NW 1/4, NW 1/4 NE 1/4, NE 1/4 SE 1/4.

Less all rights to the Gallup formation assigned to Paramount Petroleum Corporation August 1, 1980.

Exhibit “A” – Page 11

Township 28 North, Range 10 West, N.M.P.M.
Section 13:	All
Section 14:	NE 1/4 NE 1/4, S 1/2 NE 1/4, S 1/2
Section 23:	N 1/2
Section 24:	All

Township 29 North, Range 10 West, N.M.P.M.
Section 3:	Lots 1, 2, 3, 4, S 1/2 N 1/2, S 1/2
Section 10:	All
Section 14:	W 1/2 SE 1/4, E 1/2 SW 1/4
Section 15:	N 1/2, W 1/2 SE 1/4
Section 22:	E 1/2 NE 1/4
Section 23:	N 1/2
Section 25:	SE 1/4 NE 1/4, E 1/2 SE 1/4, SW 1/4 SE 1/4

Township 30 North, Range 11 West, N.M.P.M.
Section 13:	W 1/2 NW 1/4; SE 1/4 NW 1/4; N 1/2 SW 1/4
Section 14:	E 1/2 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 23:	NE 1/4 NE 1/4

Township 29 North, Range 10 West, N.M.P.M.
Section 4:	N 1/2
Section 5:	S 1/2
Section 6:	Lots 6, 7, NE 1/4 SW 1/4, SE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 14:	SE 1/4 NE 1/4
Section 25:	SW 1/4 SW 1/4

Township 19 North, Range 9 West, N.M.P.M.
Section 36:	SE 1/4 NW 1/4, SW 1/4 NE 1/4, NW 1/4 SE 1/4

Township 30 North, Range 11 West, N.M.P.M.
Section 11:	NW 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 2:	Lot 3 (NE 1/4 NW 1/4)

Township 32 North, Range 12 West, N.M.P.M.
Section 35:	SE 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 35:	E 1/2 SW 1/4 and SE 1/4 NW 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 35:	SW 1/4 NW 1/4

Exhibit “A” – Page 12

Township 31 North, Range 12 West, N.M.P.M.
Section 2:	Lots 1 and 2, and S 1/2 NE 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 24:	NE 1/4 SE 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 19:	Lots 1, 2, NE 1/4 NW 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 24:	E 1/2 NE 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 2:	SW 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 24:	SE 1/4 SE 1/4

Township 28 North, Range 9 West. N.M.P.M.
Section 7:	Lots 1, 2, 3, 4, 5, SE 1/4 SW 1/4, S 1/2 SE 1/4
Section 8:	Lots 2, 3, and 4, S 1/2 SW 1/4, SW 1/4 SE 1/4
Section 17:	W 1/2
Section 18:	All
Section 19:	All

Township 28 North, Range 10 West. N.M.P.M.
Section 12:	Lot 1

Township 29 North, Range 10 West. N.M.Р.M.
Section 13:	NE 1/4, E 1/2 NW 1/4, NW 1/4 NW 1/4, NW 1/4 SE 1/4

Township 32 North, Range 9 West, N.M.P.M.
Section 32:	S 1/2 SE 1/4
Section 36:	N 1/2 NE 1/4, SE 1/4 NE 1/4, N 1/2 NW 1/4, SW 1/4 NW 1/4, SW 1/4 SE 1/4

Township 32 North, Range 9 West, N.M.P.M.
Section 16:	NE 1/4 SW 1/4, S 1/2 SW 1/4, NW 1/4 SE 1/4

Township 31 North, Range 10 West, N.M.P.M.
Section 20:	SW 1/4

Township 32 North, Range West, N.M.P.M.
Section 10:	Lots 1, 2, 3, 4, S 1/2
Section 11:	Lots 1, 2, 3, 4, S 1/2

Township 31 North, Range 10 West, N.M.P.M.
Section 2:	NW 1/4 SW 1/4
Section 16:	NE 1/4 NW 1/4, NW 1/4 NW 1/4, NE 1/4 SE 1/4
Section 23:	SE 1/4 NW 1/4

Exhibit “A” – Page 13

Section 36:	NW 1/4 SE 1/4

Township 32 North, Range 18 West, N.M.P.M.
Section 25:	N 1/2, insofar as it covers rights from 50 feet below the base of the Horseshoe Gallup Sand formation.

Township 32 North, Range 10 West, N.M.P.M.
Section 7:	Lots 2, 3, 4, 5, SE 1/4 SW 1/4. S 1/2 SE 1/4
Section 18:	S 1/2

Township 31 North, Range 11 West, N.M.Р.M.
Section 24:	N 1/2 SW 1/4 NW 1/4
Section 25:	Part of NW 1/4 NW 1/4, as described in said lease,

Township 30 North, Range 11 West, N.M.P.M.

SW 1/4 NW 1/4 of Section 2; Also 27 4/10 acres in NE 1/4 NE 1/4 of Section 3, and 6.19 acres in NW 1/4 NW 1/4 of Section 2, Beginning at the SW corner of said NE 1/4 NE 1/4 of Section 3, or at the center of the NE 1/4 of Section 3; Thence East at 20 Gunter’s chains crosses the Section line and enters Section 2 at 29 1/2 chains the SE corner of this tract; Thence North 18 1/2° West 7.9 chains; Thence West 7 chains to a corner in the Section line; Thence North 47° West 18 chains to a post in a wire fence; Thence South 32° West with said fence 1.50 chains; Thence West 80 links to the East line of the Denver & Rio Grande Western Railroad Company reservation; Thence South 24 1/2° West with a wire fence to a point due North of the beginning hereof; Thence South 7.19 chains to the beginning, in all 33.59 acres. Also One and Eighteen Hundredths acres of land in the SE corner of the NW 1/4 NE 1/4 of Section 3 beginning at the center of the SE 1/4 of Section 3; Thence North 7.19 Gunter’s chains; Thence South 24 1/2° West with the wire fence for the East line of the Denver & Rio Grande Western Railroad Company reservation to a point due West of the beginning bereof; Thence 3.29 chains to the place of beginning.

Township 32 North, Range 12 West, N.M.P.M.
Section 25:	S 1/2 SE 1/4, S 1/2 SW 1/4
Section 35:	N 1/2 NE 1/4
Section 26:	S 1/2 SE 1/4

Township 31 North, Range 1l West, N.M.P.M.
Section 25:	SE 1/4 NW 1/4, SW 1/4 NE 1/4, NW 1/4 NE 1/4 except 5.95 acres conveyed to Denver Rio Grande Railroad Company, as described in said lease,

Township 32 North, Range 11 West, N.M.P.M.
Section 19:	SE 1/4 NW 1/4, E 1/2 SW 1/4

Township 32 North, Range 10 West, N.M.Р.M.
Section 28:	N 1/2 NW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 25:	E 1/2 NE 1/4

Exhibit “A” – Page 14

Township 32 North, Range 11 West, N.M.P.М.
Section 35:	SE 1/4

Township 32 North, Range 10 West, N.M.P.M.
Section 31:	Lots 3 and 4,E/2 SW 1/4

Township 32 North, Range 10 West, N.M.P.M.
Section 31:	Lots 1 and 2,E 1/2 NE 1/4

Township 31 North, Range 12 West, N.M.P.М.
Section 2:	NE 1/4 SE 1/4, S 1/2 SE 1/4

Township 32 North, Range 9. West. N.M.P.M.
Section 16:	NE 1/4 NE 1/4, S 1/2 SE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 25:	S 1/2 SW 1/4 NW 1/4

Section 26:	S 1/2 SE 1/4 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 25:	S 1/2 SW 1/4 NW 1/4
Section 26:	S 1/2 SE 1/4 NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 25:

2.09 acres out of NW 1/4 NW 1/4, described as follows: Beginning at a point in Section 25, Township 31 North, Range 11 West, N.M.P.M., whence the 1/2 corner between Sections 24 and 25 bears North 57° 15' East 1828 feet; Thence South 250 feet; Thence North 66° 37' West 251.4 feet: Thence North 17° 56' West 180.5 feet; Thence North 45° 53' West 188 feet; Thence North 26° 19 East 90 feet; Thence South 58° 43' East 447 feet to a point of beginning, and containing 2.09 acres, more or less, and being a fractional part of the NW 1/4 NW 1/4 of Section 25, Township 31 North, Range 11 West, N.M.P.M. variation 13° 31' East. Being the same land described in Warranty Deed from Ed Hopkins to the Social Neighbors Club, dated April 5, 1935, recorded in Book 98, Page 97 of the records of said County.

Township 32 North. Range 11 West, N.M.P.M.
Section 24:	S 1/2

Township 29 North, Range 8 West, N.M.P.M.
Section 4:	All
Section 10:	NE 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 25:

N 1/2 NW 1/4, excepting a portion of the right-of-way of Denver & Rio Grande Western Railroad Company containing 1.28 acres, more or less; also excepting the Social Neighbors Club 2.09 acres, and the Frank Randlemon 4 acres.

Exhibit “A” – Page 15

Section 26:

a tract of land containing about 4 acres, more or less, located in the extreme NE corner of the NE 1/4 of the NE 1/4, as the same is located and situated north and east of the Hart Arroya in said described legal subdivision.

Township 29 North, Range 12 West N.M.P.M.
Section 12:	W 1/2 SW 1/4

Township 31, North, Range 11 West, N.M.P.M.
Section 34:

All of that part of the SW 1/4 NE 1/4 lying West of Las Animas River and all that part of the SE 1/4 NW 1/4, except that part lying West of the County Road running North and South through said 40 acre tract, and also except, from both of above tracts, 4 acres lying North of arroya along the North part of said tracts.

Township 31 North, Range 11, West, N.M.P.M.
Section 34:

All of that part of the SW 1/4 NE 1/4 lying West of Las Animas River and all of that part of the SE 1/4 NW 1/4 except that part lying West of the County Road running North and South through said 40 acre tract and also except, from both above tracts, 4 acres lying North of the arroyo along the North part of said tracts,

Township 31 North, Range 12 West, N.M.P.M.
Section 21:	Al1 rights NW 1/4 NE1/4; and rights to the base of the Mesaverde formation in E 1/2 NW 1/4, N 1/2 SW 1/4, SW 1/4 SW1/4,

Township 27 North, Range 9 West, N.M.P.M.
Section 8:	N 1/2 SW 1/4

Township 31 North, Range 11 West, N.M.P.M.
Section 35:	all of the land covered by the right-of-way for the main track of the Farmington Branch of the Denver and Rio Grande Western Railroad Company which crosses the NW 1/4 SW 1/4.

Township 29 North, Range 11 West, N.M.P.M.
Section 21:	W 3/4 of NE 1/4 SE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 21:	W 3/4 of NE 1/4 SE 1/4,

Township 27 North, Range 11 West, N.M.P.M.
Section 5:	SW 1/4
Section 8:	SW 1/4
Section 28:	NW 1/4

Township 28 North, Range 11 West, N.M.P.M.
Section 14:	E 1/2 NW 1/4 and W 1/2 NE 1/4

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 NE 1/4 NE 1/4 (part), described as follows:

Exhibit “A” – Page 16

To arrive at a point of beginning, start at the Northeast corner of said Section 18 and run:

Thence South 30 feet; Thence South 1° 14' East 637.95 feet,

Thence South 890° 48' West 22.50 feet to the Southeast corner of the tract hereby described and the real point of beginning for this description and run:

Thence South 890° 48' West 335.5 feet to the Southwest corner of the Tract,

Thence North 1° 14' West 129.2 feet to the Northwest corner of the tract, a point on the South line of the Right-of-way of U.S. Highway No. 550 (new), thence Northeasterly along the South line of said right-of-way on a curve to the left, having a radius of 2864.79 feet, for a distance of 87.1 feet, thence North 890° 50' East 248.0 feet to the Northeast corner of the tract, Thence South 1° 14' East 126.50 feet to the Real point of beginning,

Township 29 North, Range 13 West, N.M.P.M.
Section 18:

The West 1/2 of the NE 1/4 of the NE 1/4, the NW 1/4 of the NE 1/4, the N 1/2 of the SW 1/4 of the NE 1/4, and that part of the NW 1/4 described as follows: BEGINNING at the Northeast corner of the said NW 1/4; thence South 160 rods; thence West 70 rods; thence Northeasterly to a point 40 rods west of the Northeast corner of the said NW 1/4, thence East 40 rods to the point of beginning,

EXCEPTING THEREFORM the following tracts:

Tract·1:    That part of the NW 1/4 NE 1/4 of Section 18, described as follows: BEGINNING at a point which is South 30.0 feet from the NW corner of the NE 1/4 NE 1/4 of Section 18; thence South 0'07' East 195.80 feet; thence Northwesterly 461.13 feet along an arc of 2864.79 foot radius curve to the right; thence North 89° 53' East 417.50 feet to the place of beginning, containing 0.94 acres, more or less.

Tract 2:    That part of the NE 1/4 of the NE 1/4 of Section 18, described as follows: BEGINNING at a point which is South 30.0 feet from the NW corner of the NE 1/4 NE 1/4 of Section 18; thence North 89° 53' East 60.0 feet; thence South 0° 07' East 217.60 feet, thence Northwesterly 63.83 feet along an arc of 2864.70 foot radius curve to the right; thence North 0° 07' West 195.80 feet to the point of beginning, containing 0.29 acres, more or less.

Tract 3:    Beginning at a point which is South 30.0 feet, thence South 89° 53' West 662.97 feet, thence South 1° 25' East 499.0 feet from the NE corner of Section 18, Township 29 North, Range 13 West, N.M.P.M., and is a point in the South right-of-way line of U.S. Highway 550 (new, thence South 1° 25' East 800 feet, more or less, to the South line of the NE 1/4 NE 1/4 of said Section 18, thence South 89° 42' West 300.0 feet along said South line of NE 1/4 NE 1/4, thence 1° 25' West 843.8 feet, more or less, to the said South right-of-way line of said High-way, thence Southeasterly on a curve to the left on a radius, 2864.79 feet a distance of 304.2 feet to point of beginning, containing 5.66 acres, more or less, in NE 1/4 of NE 1/4 of said Section 18.

Tract 4:    That Part of the NE l/4 NE 1/4 of Section 18 in Township 29 North, Range 13 West, N.M.P.M., more particularly described as follows, to-wit: BEGINNING at a point which point is South 89° 53' West 662.97 feet, thence South 0° 07'. East 30.0 feet form the NE corner of the NE 1/4 NE 1/4 of said Section 18; thence South 0° 59' East 350.25 feet; thence North 81° 35' West 150.90 feet; thence North 76° 44' West 45.54 feet; thence North 1° 03' West 317.37 feet; thence North 89° 53' East 193.38 feet to the point of beginning, containing 1.49 acres, more or less.

Exhibit “A” – Page 17

Tract 5: Beginning at a point which point is South 30.0 feet, thence North 89° 53' East 60.0 feet from the NW corner NE l/4 NE 1/4, Section 18, Township 29 North, Range 13 West, N.M.P.M.

thence North 89° 53' East 90.0 feet, thence South 0° 07' East 253.54 feet, thence Northwesterly 96.92 feet along an arc of 2864.79 foot radius curve to the right, thence North 0° 07' West 217.60 feet to the point of beginning, containing 0.49 acres, more or less, all in the NE 1/4 NE 1/4.

Tract 6:    Beginning at a point which point is South 30.0 feet, thence North 89° 53' East 60.0 feet from the NW corner NE 1/4, NE 1/4, Section 18, Township 29 North, Range 13 West, N.M.P.M. thence North 89° 53' East 90.0 feet, thence South 0° 07' East 253.54 feet, thence Northwesterly 96.92 feet along an are of 2864.79 foot radius curve to the right, thence North 0° 07' West 217.60 feet to the point of beginning, containing 0.49 acres, more or less, all in the NE 1/4 NE 1/4, Section 18, Township 29 North, Range 13 West, N.M.P.M.

For all formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.

A tract of land containing 17.92 acres, more or less, in the N 1/2 SE 1/4 NE 1/4 of Section 18, Township 29 North, Range 13 West, N.M.P.M., more particularly described as follows:

Beginning at a point which is the Northeast Corner SE 1/4 NE 1/4 of Section 18, thence South 431.45 feet, thence South 27 degrees 37' West 84.4 feet, thence South 38 degrees 09' West 29.9 feet, thence South 51 degrees 46' West 74.7 feet, thence South 74 degrees 49' West 68.27 feet, thence North 88 degrees 54' West 1138.04 feet, thence North 600 feet, thence South 88 degrees 47' East 1320.7 feet to the point of beginning.

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18: The SE 1/4 of NE 1/4 of Section 18, less the North 17.92 acres, leaving a total of 22 acres more or less.

The said North 17.92 acres being more particularly described as follows:

BEGINNING at a point which is the Northeast Corner SE 1/4 NE 1/4 of Section 18, Township 29 North, Range 13 West, thence South 431.45 feet, thence South 27 degrees 37' West 84.4 feet, thence South 38 degrees 09' West 29.9 feet, thence South 51 degrees 46' West 74.7 feet, thence South 74 degrees 49' West 68.27 feet, thence North 88 degrees 54' West 1138.04 feet, thence North 600 feet, thence South 88 degrees 47' East 1320.7 feet to the point of beginning.

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 SE l/4

Limited to formations below the base of the Pictured Cliffs formation but excluding therefrom the Gallup formation.

Exhibit “A” – Page 18

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 SE l/4

Limited to formations below the base of the Pictured Cliffs formation but excluding therefrom the Gallup formation,

Township 29 North, Range 13 West, N.M.P.M.

Beginning at a point which, point is South 30.0 feet and thence S-89° 53' W 120.26 feet from the NE corner of the NW 1/4 NE 1/4 of Section 18, thence S 89° 53' West 79.74 feet; thence S 0° 07' E 119.5 feet to the north right-of-way line of U.S. Highway 550 (new); thence Southeasterly along said right-of-way line a distance of 82.05 feet; thence N 0° 07' W 138.10 feet to the point of beginning.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 SW l/4, S 1/2 SE 1/4, NW 1/4 SE 1/4
Section 20:	NE 1/4 SE l/4, SE 1/4 NE 1/4, E 1/2 NW 1/4

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	S 1/2 SW l/4 NE 1/4

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	SE 1/4 NE l/4 NE 1/4

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	SE 1/4 NE l/4 NE 1/14

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 NE l/4 (part)

Beginning at a point which is South 30.0 feet; thence South 89° 53' West 662.97 feet, thence South 1° 25' East 499.0 feet from the Northeast corner of Section 18, Township 29 North, Range 13 West, N.M.P.M., and is a point in the South right-of-way line of the U.S. Highway 550 (new) thence South 1° 25' East 800 feet, more or less, to the South line of the NE 1/4 of NE 1/4 of said Section 18, thence South 89° 42' West 300.0 feet along said line of NE 1/4 NE 1/4, thence 1° 25' West 843.8 feet, more or less, to the said South right-of-way line of said Highway, thence Southeasterly on a curve to the left on a radius, of 2864.79 feet a distance of 304.2 feet to point of beginning, containing 5.66 acres, more or less, said lease being recorded in Book 460, Page 109, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs formation.

Exhibit “A” – Page 19

Township 29 North, Range 13 West, N.M.P.M.:

Beginning at a point which point is South 30.0 feet; thence North 89° 53' East 60.0 feet, from the NW corner of the NE1/4 NE1/4, Section 18; thence North 89° 53' East 90.0 feet; thence South 0° 07' East 253.57 feet; thence Northwesterly 96.92 feet along an arc of 2864.70 foot radius curve to the right; thence North 0° 07' West 217.60 feet to the point of beginning, containing .49 acres, more or less, said lease being recorded in Book 460, Page 90, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 NE l/4 (part)

That part of the NE 1/4 NE 1/4 of Section 18, Township 29 North, Range 13 West, N.M.P.M. more particularly de-scribed as follows to wit: BEGINNING at a point which point is South 89° 53' West 662.97 feet; thence South 0°07' East 30.0 feet from the Northeast corner of the NE 1/4 NE 1/4 of said Section 18; thence South 0°59' East 350.25 feet; thence North 8l°35' West 150.90 feet; thence North76°44' West 45.54 feet; thence North 1°03' West 317.37 feet; thence North 89°53' East 193.38 feet to the point of beginning, containing 1.49 acres, more or less, said lease being recorded in Book 465, Page 182, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs Formation.

That part of the N 1/2 NE 1/4 of Section 18, T-29-N, R-13-W, N.M.P.M., described as follows:

BEGINNING at a point which is South 30.0 feet from the Northwest corner of the NE 1/4 NE 1/4 of said Section 18; THENCE North 89° 53' East 60 feet; THENCE South 0° 07' East 217.60 feet; THENCE Northwesterly 63.83 feet along an arc of 2864.79 foot radius to the right; THENCE North 0° 07' West 195.8 feet to the point of beginning, containing .29 acres, more or less, said lease being recorded in Book 460, Page 275, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs formation.

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	NE 1/4 NE 1/4 NE 1/4 lying North of the South boundary of all that portion of the
Highway 550 (new), containing 8.65 acres, more or less, recorded in Book 465, Page 308, Records of San Juan County, New Mexico;

Township 29 North, Range 13 West, N.M.P.M.
Section 18:	Beginning at a point which is South 30 feet;

thence South 1° 14' E 637.95 feet, thence South 89° 48' West 458 feet from the Northeast corner of Section 18; thence South 89° 48' West 200 feet; thence North 1° 25' West 140 feet to the South right-of-way line of new U.S. Highway 550; thence Southeasterly along said right-of-way line of a curve to the left having a radius of 2964.79 feet, 200 feet; thence South 1° 25' East 127 feet to the point of beginning and containing 0.56 acres, more or less;

Beginning at a point which point is South 30 feet; thence South 1°14' East 637.95; thence South 89°48 West 22.50 feet from the NE corner of Section 18, Township 29 North, Range 13 West, N.M.P.M., thence South 89° 48' West 635.50 feet; thence North 1°25' West 140 feet to the South right-of-way line of U.S. Highway 550 (new); thence Southeasterly along said right-of-way line of a curve to the left having a radius of 2864.79 feet a distance of 388 feet: thence North 89°50' East 248 feet; thence South 14' East 126.50 feet to the point of beginning; containing 1.90 acres, more

Exhibit “A” – Page 20

or less, all in the NE/4 NE/4 NE/4 of said Section 18, said lease being recorded in Book 460, Page 80, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs Formation.

Beginning at a point which is South 30 feet and 9 89° 53'W 417.5 feet from the Northeast corner of the NW 1/4 NE 1/4 of Section 18, T-29-N, R-13-W, N.M.P.M.; thence N89° 53' E 217.5 feet thence S 0° 07' E 119.5 feet thence Northwesterly along the North right-of-way line of U.S. Highway 550 (new) for a distance of 289.11 feet, more or less, to the point to beginning, containing .29 acres, more or less, said lease being recorded in Book 482, Page 186, Records of San Juan County, New Mexico;

Limited to formations below the base of the Pictured Cliffs Formation.

Township 27 North, Range 9 West, N.M.P.M.
Section 8:	NE 1/4 NW 1/4 below Pictured Cliffs formation

Township 27 North, Range 9 West, N.M.P.M.
Section 8:	S 1/2 NW 1/4 (Below Pictured Cliffs formation)

Township 27 North, Range 9 West, N.M.P.M.
Section 8:	NW 1/4 NW 1/4 (Below Pictured Cliffs formation)

Township 29 North, Range 11 West, N.M.P.M.
Section 28:	S 1/2 S 1/2
Section 29:	W 1/2 NE 1/4 and SE 1/4 SE 1/4

Township 29 North, Range 12 West, N.M.P.M.
Section 29:

4.31 acres more particularly described as: All of the 100-foot wide right of way of the Lessor’s Farmington Branch, being 50 feet wide on each side of the centerline of the main track of said Branch, as said track is presently constructed and operated over and across the east half of the southeast quarter of Section 29, Township 30 North, Range 12 West, New Mexico Principal Meridian, containing 4.31 acres, more or less, and traversing a distance of about 0.35 mile along the center-line of said track, NO F-154,

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SE 1/4 NE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SE 1/4 NE 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	S 1/2 NE 1/4 NE 1/4

Township 29 North, Range 13 West, N.M.P.M.
Section 21:	S 1/2 SW 1/4, SW 1/4 SE 1/4
Section 34:	All

Exhibit “A” – Page 21

Less all rights to the Gallup formation assigned to Paramount Petroleum Corporation August 1, 1980.

Township 29 North, Range 10 West, N.M.P.M.
Section 6:	SE 1/4 SW 1/4

Township 27 North, Range 13 West, N.M.P.M.
Section 31:	Lots 1, 2, 3, 4, 5, 6, NE/4
Section 32:	SW/4, W/2 SE/4, NE/4 SE/4
Section 33:	All

Township 27 North, Range 8 West, N.M.P.M.
Section 34:	W 1/2

Township 32 North, Range 8 West, N.M.P.M.
Section 21:	All

Township 29 North, Range 12 West, N.M.P.M.
Section 11:	E 1/2
Section 13:	N 1/2 N 1/2

From the base of the Mesaverde formation to a depth of 100 feet into the Morrison formation,

Township 32 North, Range 8 West, N.M.P.M.
Section 32:	All

Township 32 North, Range 8 West, N.M.P.M.
Section 36:	All

Township 26 North, Range 11 West, N.M.P.M.
Section 11:	E 1/2
Section 12:	NW 1/4

Township 26 North, Range 8 West, N.M.P.M.
Section 36:	SW 1/4

Township 32 North, Range 7 West, N.M.P.M.
Section 21:	W 1/2 NW 1/4
Section 16:	S 1/2 NW 1/4, S 1/2

Township 32 North, Range 7 West, N.M.P.M.
Section 25:	S1/2

Township 30 North, Range 5 West, N.M.P.M.
Section 1:	Lots 5, 6, 7, 8, 9, 10, 11, S1/2 NW1/4,
SW1/4 NE1/4, W1/2 SE1/4, SW1/4

Township 32 North, Range 8 West, N.M.P.M.
Section 10:	Lots 5 through 16.

Exhibit “A” – Page 22

Township 32 North, Range 8 West, N.M.P.M.
Section 11:	Lots 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16.

Township 32 North, Range 8 West, N.M.P.M.
Section 13:	Al1

Township 32 North, Range 8 West, N.M.P.M.
Section 24:	W 1/2
Section 25:	W 1/2

Township 32 North, Range 8 West
Section 26:	S/2

Township 32 North, Range 11 West, N.M.P.M.
Section 10:	Lot 2, S 1/2 S 1/2
Section 14:	W 1/2 SW 1/4, SE 1/4 SW 1/4
Section 15:	N 1/2 NE 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 11:	SE 1/4 SE 1/4
Section 15:	SE 1/4 SE 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 31:	Lots 2, 3, 4, and NE 1/4 SW 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 14:	SW 1/4 NW 1/4
Section 15:	S 1/2 NE 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 32:	N 1/2

Township 32 North, Range 11 West, N.M.P.M.
Section 31:	NE 1/4 NE 1/4, S 1/2 NE 1/4, SE 1/4 NW 1/4

Township 32 North, Range 11 West, N.M.P.M.
Section 10:	Lots 1 and 3

Township 32 North, Range 11 West, N.M.Р.M.
Section 11:	Lots 1, 2, 3, 4, S 1/2 SW 1/4, SW 1/4 SE 1/4
Section 14:	N 1/2 NW 1/4, SE 1/4 NW 1/4, NE 1/4 SW 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 23:	NE 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4
Section 24:	NW 1/4 NW 1/4

Township 32 North, Range 8 West, N.M.P.M.
Section 12:	Lots 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16

Exhibit “A” – Page 23

Township 27 North, Range 11 West, N.M.P.M.
Section 5:	Lots 1, 2, 3, 4, S 1/2 N 1/2, SE 1/4
Section 16:	W 1/2

Township 27 North, Range 11 West, N.M.P.M.
Section 4:	Lots 1, 2, 3, 4, S 1/2 N 1/2, SW 1/4
Section 9:	All

Township 30 North, Range 12 West, N.M.P.M.
Section 34:	SW 1/4 SW 1/4 Dakota formation only
Section 35:	E 1/2 W 1/2 Dakota & Mesaverde formations

Township 29 North, Range 4 West, N.M.P.M.
Section 1:	Lots 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, SW 1/4 NW 1/4, NW 1/4 SW 1/4, S 1/2 NE 1/4 SE 1/4, SE 1/4 SE 1/4.
Section 12:	Lots 1, 2, NE 1/4, S 1/2 NW 1/4, S 1/2
Section 13:	All

Township 29 North, Range 8 West, N.M.P.M.
Section 2:	Lot 1 (42.01 acres), Lot 2 (41.82 acres) Lot 4 (41.45 acres), S 1/2 NE 1/4

Township 29 North, Range 8 West, N.M.P.M.
Section 2:	SE 1/4 NW 1/4

Township 26 North, Range 13 West, N.M.P.M.
Section 3:	S1/2
Section 9:	NE1/2
Section 10:	N1/2
Section 11:	N1/2

Township 28 North, Range 13 West, N.M.P.M.
Section 9:	Lot 1, SE 1/4 SE 1/4

Township 28 North, Range 13 West, N.M.P.M.
Section 10:	Lots 1, 2, 3, 4, S 1/2 S 1/2, limited to the Dakota formation only. in and under said land,

Township 29 North, Range 9 West, N.M.P.M.
Section 22:	W 1/2 - From base of Mesaverde formation to base of the Dakota formation.

Township 27 North, Range 9 West, N.M.P.M.
Section 2:	SE 1/4 SW 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	N 1/2 NW 1/4 and SE 1/4 NW 1/4

Exhibit “A” – Page 24

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	N 1/2 NW 1/4 and SE 1/4 NW 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	694 acres lying in R.R. ROW in SW 1/4 as described in said lease.

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	W 1/2 SW 1/4 SW 1/4 (less 100' wide strip conveyed to Denver Rio Grande R.R. Co.) as to rights between base of Mesaverde and base of Dakota formation.

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	W 1/2 SW 1/4 SW 1/4 (less a 100' strip of land conveyed to the Denver Rio Grande R.R. Co.), as to rights between base of Mesaverde and base of Dakota formation.

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	Part of NW 1/4 SW 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	SW 1/4 NW 1/4

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	Part of SW 1/4 SW 1/4

Township 30 North, Range 12 West, N.M.P.M

Beginning on the North line of the NW 1/4 of the SW 1/4, Section 22, 40 rods West of the NE corner thereof; Thence South parallel to the East line of said NW 1/4 of the SW 1/4 to the Halford Ditch; thence along ditch Westerly to public road; thence South along road to the South line of said 1/4 Section; thence West to the SW corner thereof; thence North to the NW corner thereof; thence East to the place of beginning, containing, 18 acres, more or less, as to rights between base of Mesaverde formation and base of Dakota formation, said lease being recorded in Book 331, Page 114, Records of San Juan County, New Mexico;

Township 30 North, Range 12 West, N.M.P.M.

BEGINNING at a point which is the NE corner of the NW 1/ SW 1/4 of said Section 22, Thence North 88° 12' West 660 feet; Thence South 902.8 feet to the NW boundary of the Halford Irrigating Ditch; Thence along said Ditch 88° 55' West 299.6 feet to the East boundary of County Road; Thence along said Road South 57° 19' West 200 feet; Thence South 32° 3' West 172 feet; Thence South to the South Sub-Division line of said NW 1/4 SW 1/4; Thence East along the South Sub-Division line of said NW 1/ SW 1/4 880.4 feet more or less; Thence North 40 feet more or less; Thence South 87° 31' East 439.6 feet; Thence North 1280 feet to the point of beginning, EXCEPTING THEREFROM

Exhibit “A” – Page 25

A tract of land described as follows: Beginning at a point lying on the East boundary line of the NW 1/4 SW 1/4 and which point is located South of the NE corner of said NW 1/4 SW 1/4 a distance of 1096.9 feet; Thence West 170 feet; Thence South 85° 46' West 100 feet; Thence North 65° 10' West 100 feet; Thence North 60° 17' West 267.7 feet; Thence North 23.6 feet; Thence West 240 feet; Thence North 23.8 feet; Thence South 88° 55' West 279.6 feet; Thence South 57° 19' West 200 feet; Thence South 32° 3' West 172 feet; Thence South 87° 31' East 1076.3 feet; Thence North 183,1 feet to the point of beginning, containing approximately 6.87 acres.

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	Part of NW 1/4 SW 1/4

Township 30 North, Range 12 West, N.M.P.M.

Section 22: BEGINNING at a point which point is 1280 feet South and 694.8 feet North 87° 31' West of the NE corner of the NW 1/4 of the SW 1/4, Section 22, Township 30 North Range 12 West, N.M.P.M.; Thence North 2° 24' East 367.8 feet; Thence South 88° 55' West 279.6 feet; Thence South 7° 19' West 200 feet; Thence South 32° 3' West 172 feet; Thence South 21° 41' East 1,5 feet; Thence South 87° 31' East 381.5 feet to the point of beginning and containing 2.55 acres, more or less and being in and a part of the NW 1/4 SW 1/4, Section 22, Township 30 North, Range 12 West, N.M.P.M.

Township 30 North, Range 12 West, N.M.P.M.
Section 22:	NE 1/4 SW 1/4

Township 30 North, Range 12 West, N.M.P.M.
E/2 SE/4 SW/4 Section 22,

(ЕXСЕРТ, however, a strip of land 100 feet wide across the E/2 SE/4 SW/4 of said Section 22, containing 1.55 acres, more or less, conveyed by Evans Wood et ux to the Denver and Rio Grande R. R. Co. by Warranty Deed dated May 24, 1905 recorded in Book 18, Page 27 of the Records of said County), as to rights between base of Mesaverde formation and base of Dakota formation.

Township 32 North, Range 13 West, N.M.P.M.
Section 14:	SE 1/4 SE 1/4

Township 32 North, Range 13 West, N.M.P.M.
Section 11:	Lots 7, 8, S 1/2 SW 1/4
Section 12:	Lots 9, 10, 11, 12, 13, 14, 15, 16
Section 13:	Lots 1, 2, 3, 4, 5, 6, 11, 12, NW 1/4

Township 32 North, Range 13 West, N.M.P.M.
Section 14:	NE 1/4, N 1/2 SE 1/4, SW 1/4 SE 1/4.
Section 17:	E 1/2

S/2 SE/4 of Section 24 and N/2 NE/4 of Section 25, Township 30 North, Range 11 West, N.M.P.M. as

Exhibit “A” – Page 26

Oil and Gas Lease between the United States and C. H. Nyе dated July 1, 1948, Serial No. 078198, covering the NE/4 Section 1, Township 30 North, Range 11 West, N.M.P.M., San Juan County, New Mexico, and

Oil and Gas Lease between the United States and Hubert G. Cole, dated September 1, 1947, Serial No. 079508, covering S/2 Section 35, Township 28 North, Range 10 West, N.M.P.M. San Juan County, New Mexico.

Oil and Gas Lease between the United States and Helen A. Oalor, dated September 1, 1947, Serial No. 071085, covering all Sections 25 and 26 and N/2 Section 35 and all Section 36, all Township 28 North, Range 10 West, N.M.P.M. San Juan County, New Mexico.

Oil and Gas Lease between the United States and W. H. Riddle Serial No. 078200, dated February 1, 1948 insofar and only insofar as said lease covers the NW/4 Section 12, Township 30, North, Range 10 West, N.M.P.M., San Juan County, New Mexico.

Township 31 North, Range 6 West, N.M.Р.М.

Section 6: S/2
Section 7: Al1
Section 18: S/2
Section 19: All
Section 20: All

Township 31 North, Range 7 West, N.M.P.M.
Section 22:	All; Section 27: All;
Section 34:	A1l; Section 35: All

Oil and Gas Lease between the United States and P. A. MacPherson, Jr., dated July 1, 1948, Serial No. 079010, covering all of Section 23. and W/2 Section 24, and N/2 NW/4 and SW/4 NW/4 Section 25, and all of Section 26, containing 1720 acres more or less, San Juan and Rio Arriba Counties, New Mexico.

Township 30 North, Range 10 West
Section 3:	Lot 2 (NW 1/4 NE 1/4) Lot 3 (NE 1/4 NW 1/4)

An undivided 1/2 interest in and to all of the oil and gas in and under and that may be produced from the NW/4 SW/4, and the South 10 acres of the SW/4 NW/4 (and being all that part of said SW/4 NW/4 situated and lying above the Inca Canal of the Aztec Irrigation Company) all in Section 4, Township 31 North, Range 10 West, N.M.P.M., as conveyed the S/2 Section 4, Township 31 North, Range 10 West, N.M.P.M. for the production from the Mesaverde Formation.

Township 30 North, Range 7 West, N.M.P.M.
The South 20 acres of Tract 40 in Section 7, The East 80 acres of Tract 41 in Sections 7 and 8; The North 40 acres of Tract 42 in Section 8;

Exhibit “A” – Page 27

Township 31 North, Range 7 West, N.M.P.M.
Section 31:

NE/4 SE/4, SE/4 NE/4, and 5 acres on East side of SW/4 NE/4, and 5 acres along the East side of NW/4 NE/4, containing 90 acres, being a part of Tract 51 in Sections 31 and 32 of said Township and Range, and being the same land conveyed to Sillviano Lucero by deed recorded in Book 56, Page 312 of the Records of said County, and

The East 18.85 acres of the NE/4 of Section 13, Township 30 North, Range 8 West, N.M.P.M. and the SE/4 SE/4 of Section 18, and NE/4 NE/4 of Section 19. and the West 70 acres of the W/2 NE/4 of Section 31. in Township 31 North, Range 7 West N.M.P.M., containing 16A.85 acres, more or loss.

Township 30 North, Range 8 West
Section 10:	SE 1/4 NE 1/4
Section 11:	S 1/2 NW 1/4

Township 29 North, Range 9 West
Section 7:	S 1/2 SE 1/4, SE 1/4 SW 1/4
Section 18:	4 1/2 acre rectangular strip extending from NW corner of NE 1/4 NW 1/4 to NE corner of NW 1/4 NE 1/4

Township 29 North, Range 9 West
Section 7:	E 1/2 SW 1/4 NE 1/4

Township 32 North, Range 6 West, N.M.P.M.
Section 7:	S/2 SE/4
Section 8:	SW/4 SW/4
Section 17:	W/2 NW/4, NW/4 SW/4
Section 18:	N/2 NE/4, containing 320 acres,

Township 30 North, Range 8 West
Section 19:	S/528 feet of NW 1/4 SE 1/4, containing 16 acres; N/8 acres of SW 1/4 SE 1/4 and SE 1/4 SW 1/4; 2 acres in NW part of NE 1/4 SE 1/4

Township 32 North, Range 6 West, N.M.P.M.
Section 18:	Lots 2 and 3, SE/4 NW/4; NE/4 SW/4; S/2 NE/4; and N/2 SE/4, containing 319.09 acres more or less,

Township 32 North, Range 6 West, N.M.P.M.
Section 20:	W/2, containing 320 acres, more or less,

Township 31 North, Range 11 West, N.M.P.M.
Section 23:	NE/4 NE/4, containing 40 acres, more or less,

Township 32 North, Range 11 West, N.M.P.M.
Section 31:	N/2 SE/4, containing 80 acres, more or less,

Township 31 North, Range 10 West, N.M.P.M.
Section 15:	SE/4 NW/4 and S/2 NE/4, containing 120 acres, more or less;

Exhibit “A” – Page 28

Township 31 North, Range 10 West, N.M.P.M.
Section 23:	NE/4 SE/4, containing 40 acres, more or less,

Township 31 North, Range 10 West, N.M.P.M.
Section 24:	NW/4 SW/4, containing 40 acres, more or less,

Township 31 North, Range 10 West, N.M.P.M.
Section 14:	SW/4 NW/4, containing 40 acres, more or less,

Township 30 North, Range 11 West
Section 3:	NE/4 NE/4, less 3 acres 1.18 acres of NW/4 NE/4

Township 32 North, Range 12 West, N.M.P.M.
Section 12:	Lot 4,

Township 29 North, Range 12 West, N.M.P.M.
Section 13:	S 1/2 NW 1/4

Township 29 North, Range 11, West, N.M.P.M.
Section 28:	SE/4 NE/4

Township 29 North, Range 11 West, N.M.P.M.
Section 28:	NW/4 NW/4

Township 29 North, Range 11 West
Section 28:	SW 1/4 NW 1/4

Township 29 North, Range 1l West, N.M.P.M.
Section 26:	NE/4 NW/4
Section 27:	S/2 NW/4

Township 29 North, Range 11 West, N.M.Р.М.
Section 20:	SW/4 SW/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SE/4 SW/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SW/4 SE/4

Township 29 North, Range 11 West, N.M.P.M.
Section 20:	SE/4 SE/4

Township 27 North, Range 9 West, N.M.P.M.
Section 24:	SW/4

Exhibit “A” – Page 29

Township 28 North, Range 10 West
Section 16:	NE 1/4 SE 1/4

Township 32 North, Range 12 West, N.M.P.M.
Section 12:	SW 1/4 SW 1/4

Township 29 North, Range 13 West
Section 20:	S 1/2 SE 1/4, NW 1/4 SE 1/4

Township 32 North, Range 9 West
Section 36:	N 1/2 NE 1/4, SE 1/4 NE 1/4, N 1/2 NW 1/4, SW 1/4 NW 1/4, SW 1/4 SE 1/4

Township 32 North, Range 9 West
Section 16:	NE 1/4 SW 1/4, S 1/2 Sw 1/4, NW 1/4 SE 1/4

Township 32 North, Range 9 West
Section 10:	Lots 1, 2, 3, 4, S 1/2
Section 11:	Lots 1, 2, 3, 4, S 1/2

Township 32 North, Range 9 West
Section 16:	NE 1/4 NE 1/4, S 1/2 SE 1/4

Township 30 North, Range 14 West, N.M.P.M.
Section 34:	Lots 1, 2, 3, 4, NE/4, N/2 S/2
Section 35:	Lots 1, 2, 3, 4, NW/4, N/2 S/2

Township 27 North, Range 13 West, N.M.P.M.
Section 31:	Lots 1, 2, 3, 4, 5, 6, NE/4
Section 32:	W/2 SE/4, NE/4 SE/4
Section 33:	A11

Township 27 North, Range 13 West, N.M.P.M.
Section 32:	SW/4

Township 26 North, Range 12 West, N.M.P.M.
Section 21:	S/2

Township 32 North, Range 8 West
Section 26:	N/2, only as to strata and formations from the surface to the base of the Dakota Formation.
Section 26:	S/2, only as to strata and formations from the surface to the depth of 6,418 feet below the surface,

Township 30 North, Range 14 West
Section 13:	W 1/2

Township 30 North, Range 11 West, N.M.P.M.
Section 13:	NW/4 NW/4, and S/2 NW/4

Exhibit “A” – Page 30

Township 29 North, Range 10 West
Section 14:	NW 1/4 SW 1/4

Township 31 North, Range 12 West, N.M.P.M.
Section 5:	N 1/2 NW 1/4

Township 29 North, Range 11 West, N.M.P.M.
Section 27:	S 1/2 NW 1/4

NE/4 NW/4 Section 26, Township 29 North, Range 11 West

Unitization Agreement covering the N/2 Section 26, T-29-N, R-11-W, San Juan County, New Mexico for the Dakota Formation.

Township 31 North, Range 6 West, N.M.P.M.
Section 6: S/2
Section 7: A11
Section 18: S/2
Section 19: A11
Section 20: Al1

Township 31 North, Range 7 West, N.M.P.M.
Section 22:	All; Section 27: All;
Section 34:	All; Section 35: Al1

Oil and Gas Lease between the United States and P. A. MacPherson, Jr., dated July 1, 1948, Serial No. 079010, covering all of Section 23 and W/2 Section 24, and N/2 NW/4 and SW/4 NW/4 Section 25, and all of Section 26, containing 1720 acres more or less, San Juan and Rio Arriba Counties, New Mexico.

Exhibit “A” – Page 31

Sandoval County, New Mexico

When Recorded, Return To:

MURPHY MAHON KEFFLER FARRIER, LLP

500 E. 4th Street, Suite 225

Fort Worth, Texas 76102

Attn: Monica Siebald

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, AND FINANCING STATEMENT

FROM

ARGENT TRUST COMPANY,

TRUSTEE OF THE

SAN JUAN BASIN ROYALTY TRUST

(MORTGAGOR)

TO

TEXASBANK, a Texas state bank

(MORTGAGEE)

Effective as of May 21, 2025

THIS INSTRUMENT IS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A MORTGAGE OF CHATTELS, A SECURITY AGREEMENT, A FIXTURE FILING AND A FINANCING STATEMENT.

“THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS.”

For purposes of filing this Mortgage as a financing statement, the mailing address of Mortgagor is:

Argent Trust Company

3838 Oaklawn Avenue, Suite 1720

Dallas, Texas 75129;

the mailing address of Mortgagee is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109.

******************************

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a Lien on rights in or relating to lands of Mortgagor which are described in Exhibit “A” hereto.

STATE OF NEW MEXICO	§
§
COUNTY OF SANDOVAL	§

MORTGAGE—COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF

PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS that the undersigned ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST, a grantor trust created under the laws of the State of Texas and under that certain Amended and Restated Royalty Trust Indenture dated December 12, 2007, as amended by First Amendment to the Amended and Restated Trust Indenture dated February 15, 2024, (“Mortgagor”), whose address is 3838 Oaklawn Avenue, Suite 1720, Dallas, Texas 75129, do hereby agree as follows:

GRANT

To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Indebtedness (as defined below), Mortgagor has granted, bargained, sold, warranted, conveyed, transferred, assigned and set over, and does hereby GRANT, BARGAIN, SELL, WARRANT, CONVEY, TRANSFER, ASSIGN and SET OVER, to TEXASBANK, a Texas state bank (the “Mortgagee”), whose address is 4521 S. Hulen Street, Suite 200, Fort Worth, Texas 76109, and does further grant to Mortgagee, its successors and assigns, a security interest in the following described property:

(a) Mineral, Royalty and Overriding Royalty Interests. All of Mortgagor’s right, title and interest (including, without limitation, mineral interests, net profits interests, royalty interests, overriding royalty interests, production payments and other rights in and to minerals and/or royalty), now owned or hereafter acquired, in and to all of the oil, gas and other minerals in and under the lands and/or leases described or referred to on Exhibit “A”, and all oil, gas and mineral interests in which Mortgagor now has or hereafter acquires an interest due to the pooling or unitization of the lands described or referred to on Exhibit “A” or portions of such lands or leases and any other interests in and to oil, gas and minerals in and to lands located in Sandoval County, New Mexico, event thought the description of such lands are not described or incorrectly described on Exhibit “A” (all of the above- described oil, gas and mineral leases, interests and estates, including without limitation any unitized leases, are hereinafter collectively called the “Mineral Interests”);

(b) Hydrocarbons. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in and to all extracted and as-extracted oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom, and all other minerals (hereinafter referred to collectively as “Hydrocarbons”) in and under, and that may be produced and saved from, or allocated to, the Mineral Interests the lands covered thereby and/or extracted or severed therefrom, including Hydrocarbons produced from the wells described on Exhibit “A” attached hereto;

(c) Accounts, Payment Intangibles, General Intangibles, Books, Records. All of Mortgagor’s right, title and interest, now owned or hereafter acquired, in any and all (i) accounts, payment intangibles and general intangibles arising in connection with the sale or other disposition of the property described in (a) and (b) above, (ii) contract rights, payment intangibles and general intangibles arising from or in connection with the Mineral Interests and/or the lands described or Exhibit “A”, and (iii) books, records, files, computer software, documents and other information pertaining to the Mineral Interests and/or the lands described or referred to on Exhibit “A”, together with all supporting obligations arising from or in connection with items (i), (ii) and (iii) above (the property described in this clause (c), the “Personal Property”); and

(d) Proceeds. All of the proceeds of the property described in (a) through (c) above whether presently existing or hereafter created or arising.

The Mortgagor’s interests in the Mineral Interests, Hydrocarbons and Personal Property and other properties described in (a) through (d) above, are all hereinafter sometimes collectively referred to as the “Mortgaged Properties.” Notwithstanding any provision in this Mortgage to the contrary, in no event is (a) any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation), which is located within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 and (b) any interest held by Mortgagor in and to the surface of the lands underlying said Building or Manufactured (Mobile) Home, insofar and only insofar as such lands lie directly below said Building or Manufactured (Mobile) Home (such Buildings, Manufactured (Mobile) Homes and lands are collectively referred to herein as, the “Excluded Structures”), and none of the properties described in the preceding clauses (a) and (b) of this paragraph are encumbered by this Mortgage, provided that (i) the Mortgagor’s interests in all lands and Hydrocarbons situated under any Excluded Structure is included in the definition of Mortgaged Properties and is encumbered by this Mortgage and (ii) Mortgagor agrees not to permit to exist any Lien on any Excluded Structure. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder; and the Biggert-Waters Flood Reform Act of 2012.

TO HAVE AND TO HOLD the Mortgaged Properties, together with all of the rights, hereditaments and appurtenances in anyway appertaining or belonging thereto, unto the Mortgagee, its successors and assigns, subject to the uses and purposes hereinafter set forth.

A. In the event of an assignment of all or part of the Secured Indebtedness, the Liens and other rights hereunder, to the extent applicable to the part of the Secured Indebtedness so assigned, may be transferred therewith.

B. Unless and until Mortgagee shall have, by an instrument recorded in the appropriate records of the county or counties where the Mortgaged Properties are situated, assigned all of its rights, titles and interests arising under this instrument, Mortgagee shall have the exclusive right to exercise any and all rights in favor of Mortgagee hereunder, including, without limitation, conducting any foreclosure sales hereunder and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder.

ARTICLE I

SECURED INDEBTEDNESS

Section 1.1. This Mortgage is given to secure the payment of the following covenants indebtedness, liabilities and obligations, to-wit:

(a) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of that certain Promissory Note of even date herewith executed by Mortgagee and payable to the order of Mortgagor in the stated principal amount of $2,000,000.00 (as may be amended, supplemented, restated or otherwise modified, the “Note”), including all legal expenses and other expenses incurred in preparation, execution and/or enforcement of and any of the Note;

(b) Any and all indebtedness and obligations of Mortgagor to Mortgagee arising pursuant to the terms of this Mortgage; and

(c) Any and all renewals and extensions of the indebtedness and obligations described in (a) and (b) above.

The words “Secured Indebtedness”,as used herein, shall mean all the indebtedness, obligations and liabilities described or referred to immediately above in sub-paragraphs (a) through (c), inclusive, of this Section 1.1.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1. Mortgagor represents, warrants and covenants to Mortgagee that, as of the date hereof:

(a) This Mortgage is the legal and binding obligation of Mortgagor, enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and (ii) general principles of equity;

(b) No event has occurred and is continuing which constitutes an Event of Default (hereinafter defined) or would, with the lapse of time or the giving of notice or both, constitute an Event of Default;

(c) No event known to Mortgagor has occurred which would adversely affect the anticipated future production of any producing wells located on the Mortgaged Properties which has not been previously disclosed by Mortgagor in writing and which would reasonably be expected to result in a Material Adverse Effect; and

(d) To Mortgagor’s knowledge, (x) all rentals, royalties and other amounts due and payable under the Mineral Interests have been duly paid (other than royalty payments and other amounts due which are suspended or delayed in the ordinary course of business) and (y) all obligations to be performed by Mortgagor under the Mineral Interests have been performed.

ARTICLE III

COVENANTS

Section 3.1. On behalf of Mortgagor and its successors and assigns, Mortgagor further covenants and hereby agrees as follows:

(a) That by agreement with the maker or makers of any instrument evidencing any indebtedness at any time secured hereby, Mortgagee, without notice to or consent of Mortgagor, may from time to time extend the time of payment of the whole or any part of such indebtedness, or may accept from said maker or makers one or more new instruments in the same or different form, in renewal of or by way of substitution for any instrument of indebtedness, without in any manner impairing or affecting the Liens of this Mortgage, or any of Mortgagee’s rights hereunder;

(b) To do all things reasonably necessary or proper to defend title to the Mortgaged Properties.

(c) To pay promptly Mortgagor’s share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Properties, or any portion thereof, to furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement, and not to take any action to incur any lien thereunder;

(d) At any time and from time to time, upon reasonable written request by Mortgagee and at Mortgagor’s expense, forthwith to execute and deliver to Mortgagee and to record, file or register, any and all additional instruments or further assurances as may be necessary or proper, in Mortgagee’s opinion, to effect the intent of these presents, in each case, as required by, or pursuant to, the Note;

(e) To protect, warrant and defend title to the Mortgaged Properties unto Mortgagee, it successors and permitted assigns, at Mortgagor’s expense against all persons whomsoever lawfully having or claiming an interest therein or a security interest or lien thereon;

(f) All covenants of Mortgagor contained in the Note are hereby ratified, adopted and confirmed by Mortgagor, as if set forth herein in their entirety and as they pertain to Mortgagor and the Mortgaged Properties; and

(g) All covenants and agreements herein contained shall constitute covenants running with the land.

Section 3.2. Any and all covenants contained in this instrument may from time to time, by instrument in writing signed by Mortgagee and delivered to Mortgagor, be waived to such extent and in such manner as Mortgagee may consider appropriate; but no such waiver shall at any time affect or impair Mortgagee’s Liens hereunder, except to the extent so specifically stated in such written instrument.

ARTICLE IV

DEFAULTS AND REMEDIES

Section 4.1. The term “Event of Default”, as used herein, shall mean the occurrence and continuation of any “Event of Default” specified in the Note.

Section 4.2. Upon the occurrence and during the continuance of an Event of Default beyond any applicable grace period:

(a) If an Event of Default has occurred and is continuing, Mortgagee shall have the right and option to proceed, with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Properties at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Properties are situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Properties may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Properties are to be sold.

(b) Nothing contained in this Section 4.2 shall be construed so as to limit in any way Mortgagee’s rights to sell the Mortgaged Properties, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Mortgagee to have physically present, or to have constructive, possession of the Mortgaged Properties (Mortgagor hereby covenanting and agreeing to deliver to Mortgagee any portion of the Mortgaged Properties not actually or constructively possessed by Mortgagee immediately upon demand by Mortgagee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Mortgagee shall contain a special warranty of title (but in no event broader than the warranty of title received by Mortgagor as to such property), binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Mortgagee shall conclusively establish the truth and accuracy of the matters recited therein, including nonpayment of the Secured Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Mortgagee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Mortgagee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, and (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor.

(c) Mortgagor hereby irrevocably appoints Mortgagee to be the attorney-in-fact of Mortgagor and in the name and on behalf of Mortgagor, to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Mortgagee; provided that, notwithstanding anything to the contrary, the power of attorney conferred by this Section 4.2(c) may only be exercised while an Event of Default has occurred and is continuing.

(d) On or at any time after the filing of judicial proceedings to protect or enforce the rights of Mortgagee hereunder, Mortgagee, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, shall be entitled, upon ten (10) days prior written notice to Mortgagor, to the appointment of a receiver or receivers of all or any portion of the Mortgaged Properties, and of the income, rents, issues and profits thereof.

(e) Mortgagor may, upon providing at least ten (10) days prior written notice to Mortgagee, elect to obtain such title documentation deemed necessary by Mortgagee or its attorneys in lieu of Mortgagee obtaining such documentation.

Section 4.3. Upon the occurrence and during the continuance of an Event of Default, with respect to any portion of the Mortgaged Properties which constitute Personal Property subject to a security interest herein granted under the provisions of the Uniform Commercial Code, the Mortgagee may sell such property in the manner above provided for real property, either together with or separately from any real property so sold, or the Mortgagee may proceed in any other manner authorized by the Uniform Commercial Code or other applicable law. In no event shall it be necessary to have present or to exhibit at any such sale any of the Personal Property subject to the Lien hereof. All rights herein granted are cumulative, and the exercise of the power of sale with respect to any portion of the Mortgaged Properties at one time and place shall not preclude the exercise of such power with respect to other of the Mortgaged Properties in any manner and at any time or place authorized hereby.

Section 4.4. Mortgagee is authorized to receive the proceeds of said sale or sales made pursuant to Section 4.2 and apply the same as follows: First, to the payment of all necessary costs and expenses incident to such sale or sales; second, to the payment of the Secured Indebtedness in the manner set forth in the Note; third, the balance, if any, remaining after the full and final payment of the Secured Indebtedness, to Mortgagor or its assigns or as otherwise required by law.

Section 4.5. It is agreed that in any deed or deeds, certificate or certificates, bill of sale or bills of sale, or assignment or assignments given by or on behalf of the Mortgagee or in connection with any sale or sales made pursuant to Section 4.2 or as otherwise provided herein, any and all statements of fact or other recitals therein made as to the identity of the holder of the Secured Indebtedness or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Indebtedness or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, and, without being limited by the foregoing, as to any act or thing having been duly done by the holder of the Secured Indebtedness, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that the Mortgagee may lawfully do in the premises by virtue hereof.

Section 4.6. In case the Lien hereof shall be foreclosed by power of sale or by judicial action, the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of the property purchased, and Mortgagor agrees, for Mortgagor and for all persons claiming under Mortgagor, that if Mortgagor or any such person shall hold possession of said property, or any part thereof, subsequent to foreclosure, Mortgagor or the parties so holding possession shall be considered as tenants at sufferance of the purchaser at foreclosure sale, and anyone occupying the property after demand for possession thereof shall be subject to eviction and removal to the fullest extent allowed under applicable law.

Section 4.7. To the extent and under such circumstances as are permitted by applicable law, the Mortgagee may be the purchaser of the Mortgaged Properties, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Mortgagee, or upon any other foreclosure of the Lien hereof or otherwise.

Section 4.8. The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive the Mortgagee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Mortgage and of said notes, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

Section 4.9. If Mortgagor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by Mortgagor, or fail, refuse or be unable to keep or perform any additional covenant or covenants whatsoever contained in this instrument, (in each of the preceding, subject to any applicable grace periods) Mortgagee may, but shall not be obligated to, pay said sums of money, or perform or attempt to perform any such covenant, and such payment so made or expense reasonably incurred in the performance or attempted performance of any such covenant shall be, and is hereby declared by Mortgagor to be, a part of the Secured Indebtedness, and Mortgagor promises upon demand, to pay to Mortgagee, at the office of Mortgagee in Tarrant County, Texas, all sums so advanced or paid by Mortgagee, with interest at the default rate set forth in the Note from the date paid or incurred by Mortgagee. No such payment by Mortgagee shall in any way be considered or constitute a waiver of any such default or of Mortgagee’s right to declare the Secured Indebtedness at once due and payable. In addition to the Lien hereof, Mortgagee shall be subrogated to all rights and Liens securing the payment of any debt, claim, tax or assessment for the payment of which it shall have made such advance.

ARTICLE V

ASSIGNMENT OF PRODUCTION

Section 5.1. In order further to secure the payment of the Secured Indebtedness, Mortgagor does hereby TRANSFER, ASSIGN and CONVEY unto and in favor of Mortgagee all of the interest of the Mortgagor in the Hydrocarbons, in and under, or which may be produced from, the Mortgaged Properties, or allocated thereto pursuant to pooling or unitization of the Leases or otherwise, together with all proceeds derived on and after the date of the execution of this Mortgage from the sale of such Hydrocarbons. Notwithstanding the foregoing, the Mortgagee hereby grants to the Mortgagor a license to sell, receive and receipt for proceeds from the sale of Hydrocarbons, subject to Section 5.2.

Section 5.2. The foregoing assignment is made upon, and subject to, the following terms and conditions:

(a) Mortgagee shall have the right, exercisable at any time after the occurrence and during the continuance of an Event of Default, at its sole option, to give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing or receiving any Hydrocarbons produced or to be produced from or allocated to the Mortgaged Properties, or having in their possession any such Hydrocarbons belonging to Mortgagor or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, to hold and dispose of such Hydrocarbons for the account of Mortgagee and to make payment of such proceeds directly to Mortgagee at its principal office, and Mortgagee shall receive, collect and retain, as part of the Mortgaged Properties, all such Hydrocarbons, for the benefit and further security of the Secured Indebtedness during the continuation of an Event of Default.

(b) All parties producing, purchasing, taking, possessing, processing or receiving any such Hydrocarbons, or having in their possession any such Hydrocarbons or such proceeds for which they or others are accountable to Mortgagee by virtue of the provisions hereof, are authorized and directed by Mortgagor, upon receipt of notice by Mortgagee given pursuant to the above Section 5.2(a) to treat and regard Mortgagee as the assignee and transferee of Mortgagor and entitled in its place and stead to receive such Hydrocarbons and proceeds; and such parties and each of them shall be fully protected in so treating and regarding Mortgagee and shall be under no obligation to see to the application by Mortgagee of any such proceeds received by it. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if Mortgagor shall receive any such proceeds which under this Section 5.2(b) are receivable by Mortgagee, Mortgagor will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to Mortgagee.

(c) Without limiting the foregoing provisions of this Article V, Mortgagor stipulates that this Article V is intended to grant to Mortgagee a security interest in Mortgagor’s interest in the Hydrocarbons to be extracted from or attributable to the Mortgaged Properties, and in and to the proceeds resulting from the sale thereof at the wellhead.

Section 5.3. To the extent Mortgagor has control over any Hydrocarbons, Mortgagor covenants and agrees and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to use commercially reasonable efforts cause all pipeline companies or other purchasers of the Hydrocarbons produced from the Mortgaged Properties to pay promptly to Mortgagee at its principal office, Mortgagor’s interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge and deliver to said pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates and other documents as may be necessary or proper to effect the intent of these presents; and Mortgagee shall not be required at any time, as a condition to its right to obtain the proceeds of such Hydrocarbons, to warrant its title thereto or to make any guaranty whatsoever. In addition, and without limitation, Mortgagor covenants and agrees, and undertakes hereby, after Mortgagee shall have so requested during the continuance of an Event of Default, to provide to Mortgagee the name and address of every pipeline company or other purchaser of the oil, gas and other minerals produced from the Mortgaged Properties when determined and known to Mortgagor, together with a copy of the applicable sales contracts (subject to any applicable confidentiality obligations). All expenses incurred by Mortgagee in the collection of said proceeds shall be repaid promptly by Mortgagor; and prior to such repayment, such expenses shall be a part of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.3, the rights granted to Mortgagee and the covenants and agreements of Mortgagor set forth herein shall only be effective and exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.4. Without limitation upon any of the foregoing, Mortgagor hereby designates and appoints Mortgagee as Mortgagor’s true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe), with full power and authority, for and on behalf of and in the name of Mortgagor, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and other documents of every nature, with such provisions as may from time to time, in the opinion of Mortgagee, be necessary or proper to effect the intent and purpose of this Article V; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred on Mortgagee may be exercised by Mortgagee through any person who, at the time of exercise, is the president or a vice president of Mortgagee, or who holds a similar position with Mortgagee’s authorized representative. The power of attorney conferred by this Section 5.4 is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any portion thereof, shall remain unpaid but notwithstanding anything to the contrary in this Section 5.4, may only be exercised while an Event of Default has occurred and is continuing. All persons dealing with Mortgagee, or any substitute, shall be fully protected in treating the powers and authorities conferred herein as continuing in full force and effect until advised by Mortgagee that the Secured Indebtedness is fully and finally paid which Mortgagee agrees to do immediately upon full and final payment of the Secured Indebtedness. Notwithstanding anything to the contrary in this Section 5.4, the rights granted to Mortgagee herein shall only be exercisable at any time after the occurrence and during the continuation of an Event of Default.

Section 5.5. Mortgagee shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.

Section 5.6. The proceeds accruing to the Mortgaged Properties, received by Mortgagee shall be applied by it when so received toward payment of the Secured Indebtedness, in accordance with the Note.

Section 5.7. Notwithstanding such provision for application of proceeds, it is agreed that Mortgagee shall have the right at its election during the continuance of an Event of Default to apply any portion or all of said proceeds to the payment of any of the taxes levied and assessed against the Mortgaged Properties, insurance premiums, Liens, bills for labor and material furnished for use upon the Mortgaged Properties, costs, and expenses, including reasonable and documented out-of-pocket attorney fees incurred by Mortgagee in the defense of any action affecting the title to the Mortgaged Properties, or the production therefrom, or any judgment rendered against Mortgagee upon any claim arising out of the receipt, or application in accordance herewith, of any such proceeds in the event Mortgagor should fail to make such payments, or any of them, promptly after demand made by Mortgagee upon Mortgagor so to do. Mortgagee shall have the right, at its election, to release or deliver to Mortgagor all or any portion of such proceeds, received by it, to the end that Mortgagor may receive funds with which to pay for the operating, equipping and developing of the Mortgaged Properties, or any well or wells thereon. No funds so released or paid to Mortgagor shall, in any event, be considered to have been applied upon the Secured Indebtedness.

ARTICLE VI

SECURITY AGREEMENT AND FINANCING STATEMENT

Section 6.1. With respect to all Mineral Interests, Hydrocarbons and Personal Property constituting a part of the Mortgaged Properties, this Mortgage shall also be a security agreement and financing statement, and for a valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of further securing payment and performance of the Secured Indebtedness, Mortgagor hereby grants to Mortgagee a security interest in all such Mineral Interests, Hydrocarbons, and Personal Property.

THE ABOVE GOODS WHICH ARE TO BECOME FIXTURES WILL BE LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO. THE ABOVE MINERAL INTERESTS OR THE LIKE (INCLUDING OIL AND GAS) OR PERSONAL PROPERTY WILL BE FINANCED AT THE WELLHEAD(S) OR MINEHEAD(S) OF THE WELL(S) OR MINE(S) LOCATED ON THE REAL ESTATE IDENTIFIED ON EXHIBIT A HERETO.

Mortgagor hereby authorizes Mortgagee to file a financing statement describing the Mineral Interests, Hydrocarbons, and Personal Property and other collateral described herein.

Section 6.2. This instrument may be presented to a filing officer under the Uniform Commercial Code to be filed as a nonstandard financing statement covering all Personal Property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code, including Mineral Interests and Hydrocarbons to the extent the foregoing constitute Personal Property. WHETHER OR NOT THIS INSTRUMENT IS SEPARATELY PRESENTED AS A FINANCING STATEMENT, THIS INSTRUMENT SHALL CONSTITUTE A FINANCING STATEMENT WHEN FILED OF RECORD IN THE REAL ESTATE RECORDS.

Section 6.3. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods that are or are to become fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including, without limitation, all Hydrocarbons and all other substances of value which may be extracted from the ground) and accounts financed at the wellhead or minehead of wells or mines located on the Mineral Interests and is to be filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property is situated. The Mortgagor hereby authorizes the Mortgagee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property as necessary to perfect the security interests of Mortgagee under this Mortgage without the signature of the Mortgagor at any time after the execution of this Mortgage, and hereby ratifies any thereof filed prior to the execution of this Mortgage. The Mortgagor shall pay all costs of filing such instruments in accordance with the Note. The following information is provided:

Name of Mortgagor:	ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

State of Formation/Location:	Texas

Name of Mortgagee:	TEXASBANK, a Texas state bank

Mailing address of Mortgagee:	4521 S. Hulen Street, Suite 200 Fort Worth, Texas 76109

Description of real estate to which collateral is attached or upon which it is located:	See Exhibit A attached hereto.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Upon the full and final payment of the Secured Indebtedness and the termination of all of Mortgagee’s commitments to Mortgagor under the Note, the lien and security interest of this Mortgage shall be extinguished and be of no further force and effect; and the Mortgaged Properties shall become wholly free and clear hereof and all of the property as assigned hereby shall be automatically reassigned to Mortgagor without any further act being required; and Mortgagee shall promptly deliver to Mortgagor such instruments evidencing the Secured Indebtedness, marked “PAID”, and execute and deliver to Mortgagor and others a release of this instrument and such other instruments of satisfaction as may be appropriate.

Section 7.2. The rights, titles, interests, Liens and powers hereunder are cumulative of each other and of all other rights, titles, interests, Liens and powers which may now or hereafter exist to secure the payment of the Secured Indebtedness to Mortgagee, or any part thereof. The security herein and hereby provided shall not affect or be affected by any other or further security heretofore or hereafter taken for the indebtedness of Mortgagor to Mortgagee, or any part thereof. Mortgagor, for Mortgagor and Mortgagor’s successors, and for any and all persons ever claiming any interest in the Mortgaged Properties, hereby waives all rights of marshaling in event of foreclosure of the Lien hereby created. No failure to exercise and no delay in exercising on the part of Mortgagee any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Mortgagee shall, at all times, have the right to release any part of the property now or hereafter subject to the Lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of said property, proceeds or income, and without affecting the Lien hereof as to the part or parts of the Mortgaged Property not so released, or the right to receive future proceeds and income.

Section 7.3. No provision herein or in any promissory note, instrument, or any other Loan Document executed by Mortgagor evidencing the Secured Indebtedness shall require the payment or permit the collection of interest in excess of the highest non-usurious rate permitted by applicable law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and Mortgagor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Mortgagor evidencing the Secured Indebtedness shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

Section 7.4. For all purposes of this instrument, the post office or mailing addresses of Mortgagor and Mortgagee shall be as set forth in the preamble hereof.

Section 7.5. These presents shall be binding upon Mortgagor and Mortgagor’s successors, and shall inure to the benefit of Mortgagee, and Mortgagee’s successors and assigns, and shall be covenants running with the land. Neither this Mortgage nor any provision hereof may be waived, amended or modified unless in writing signed by Mortgagee and Mortgagor.

Section 7.6. In the event that any one or more of the provisions contained in this instrument shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 7.7. This instrument shall be governed by and construed in accordance with the laws of the State of New Mexico.

Section 7.8. The effective date of the assignment contained in Article V is the date of execution of this Mortgage at 7:00 o’clock a.m.

Section 7.9. The obligation secured by this Mortgage (exclusive of interest and the cost, expenses and all other obligations of Mortgagor to Mortgagee which are not required to be stated as part of the total principal amount of indebtedness secured) shall not exceed at any one time the total principal indebtedness of $4,000,000, which shall also be deemed the face amount of the Mortgage.

Section 7.10. By executing this Mortgage, Argent Trust Company is not acting in its individual capacity, but solely as Trustee of the San Juan Basin Royalty Trust.

Section 7.11. NOTICE: THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ARTICLE VIII

STATE SPECIFIC PROVISIONS

Section 8.1. The following special provisions apply to that portion of the mortgaged properties located in the State of New Mexico:

A.
THE ORIGINAL PRINCIPAL INDEBTEDNESS UNDER THE NOTE, TOGETHER WITH ALL FUTURE OR ADDITIONAL ADVANCES OR ANY AND ALL ADDITIONAL LOANS WHICH MORTGAGEE AND LENDERS MAY ELECT TO MAKE TO MORTGAGOR SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF $4,000,000.00 WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.
B.
If this Mortgage is foreclosed, the redemption period after judicial sale shall be one month in lieu of nine months, as provided in NMSA 1978, §39-5-19 (1965), or any successor statute.
C.
This loan is a line of credit mortgage, pursuant to NMSA 1978, §48-7-4B (1991).

[REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURE PAGE TO FOLLOW]

EXECUTED as of the 21st day of May, 2025.

MORTGAGOR:

ARGENT TRUST COMPANY, TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST

By:	/s/ Nancy Willis
Name:	Nancy Willis
Title:	Director of Royalty Trust Services

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this 20 day of May, 2025 by Nancy Willis, Director of Royalty Trust Services of Argent Trust Company, Trustee of the San Juan Basin Royalty Trust, in such capacity as Trustee.

By:	/s/ Rachel Anne Sexton
Name:	Rachel Anne Sexton

[PERSONALIZED SEAL]

Mortgagor’s Signature Page to Deed of Trust (Sandoval County, New Mexico)

Introduction to Exhibit “A” to Mortgage, Security Agreement,

Assignment of Production and Financing Statement

This instrument covers all of Mortgagor’s interest now owned or hereafter acquired in the oil and gas (or oil, gas, and mineral) leases, land, unit declarations, and pooling orders described in Exhibit “A” (or described in the instruments referred to in Exhibit “A”), together with all amendments or ratifications affecting any of those leases, unit declarations, or pooling orders.

Reference herein to book and page, liber and page, file numbers, film code numbers, or other recording information refer to the recording location of each respective lease in the county where the land covered by the lease is located. Any reference herein to oil or gas wells or land covered is for warranty of interest, administrative convenience, and identification and is not intended to limit or restrict the rights, titles, interests, or properties covered by this instrument.

This instrument may be executed in counterparts. To facilitate recordation, the exhibits which describe properties in counties other than the county in which the counterpart is to be recorded may have been omitted. A complete copy of this instrument may be found at Mortgagee’s offices.

In some instances, the “Land Covered” column includes abbreviations indicating the township and range of the county in which the interests are located. For example: “T-27-N, R-10-W” is Township 27 North, Range 10 West. The following abbreviations, and various combinations of the abbreviations, may appear before or after the section number to designate a portion of a section:

N/2 = North Half	NE or NE/4 = Northeast Quarter
S/2 = South Half	SE or SE/4 = Southeast Quarter
E/2= East Half	NW or NW/4 = Northwest Quarter
W/2 = West Half	SW or SW/4 = Southwest Quarter

If two or more of the above abbreviations appear in sequence, the first abbreviation is that specified portion of the next abbreviation. For example: “SW/4 SW/4 SE/4” is the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of the particular section described.

The abbreviations “WI,” “NRI,” “ORRI,” “BPO,” and “APO” are defined as follows:

(a) “WI” is short for “working interest” and represents the expense interest attributable to each well.

(b) “NRI” is short for “net revenue interest” and represents the share of production of oil, gas and other minerals attributable to the working interest or expense interest.

(c) “ORRI” is short for “overriding royalty interest” and represents the overriding royalty attributable to oil and gas production from each well.

(d) “BPO” and “APO” refer to “before payout” and “after payout” respectively, as payout may be defined in agreements affecting the applicable interest or interests.

Exhibit “A”

Sandoval County

Township 23 North, Range 2 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 23 North, Range 1 West, N.M.P.M.
Section 29: l/2 NW 1/4
Section 30: 1/2 NW 1/4, NE 1/4

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: NE 1/4, E 1/2 NW 1/4

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: NE 1/4, and E 1/2 NW 1/4

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: E 1/2 NW 1/4 and NE 1/4

Township 23 North, Range 2 West, N.M.P.M.
Section 25:	All
Section 26:	All
Section 35:	All
Section 36:	All

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: E 1/2 NW 1/4, NE 1/4

Township 23 North, Range 2 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: NE 1/4, E 1/2 NW 1/4

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: NE 1/4, and E 1/2 NW 1/4

Township 23 North, Range 1 West, N.M.P.M.
Section 29: W l/2 NW 1/4
Section 30: E 1/2 NW 1/4 and NE 1/4

Exhibit “A” – Page 1